SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 26, 1998


                            Dakota Mining Corporation
             (Exact Name of Registrant as Specified in its Charter)


                Canada                  0-17583                  84-1094683
     (State or Other Jurisdiction (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)


                            1560 Broadway, Suite 880
                             Denver, Colorado                           80202
                   (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (303) 573-0221


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         The severe liquidity issues as disclosed and discussed in Dakota Mining Corporation ("Dakota") September 30, 1997 10-Q continue and the liquidity has continued to deteriorate. Although final financial statements for 1997 are not yet available, Dakota estimates it will still have negative working capital at December 31, 1997. Trade accounts payable for December 31, 1997 are estimated at $8.9 million, of which approximately $8.2 million is past due. Included in these numbers is approximately $5.8 million to D.H. Blattner and Sons, all of which is past due. Additionally, the Forest Service has withdrawn its Record of Decision on the Environment Impact Statement ("EIS") for the Anchor Hill deposit in South Dakota. Dakota cannot, at this time, assess what impact this may have on the timing of the issuance of final production permits.

         In an effort to secure funds to be able to continue to operate, on February 18, 1998, Dakota through its subsidiary, USMX of Alaska Inc. replaced its Credit Agreement with NM Rothschild & Sons with a Demand Note for $10.0 million and completed a Bridge Loan Agreement for up to $1.1 million. Both transactions are effective February 11, 1998 and are described within the attached agreements. The purpose of these transactions is to provide funds to Dakota for its current operating costs for approximately 90 days so that Dakota will have additional time to seek to sell certain assets, endeavor to find a merger partner or secure alternative financing. No assurances can be given that Dakota will be successful in these efforts.

         This document contains forward-looking information, which involves a degree of risk and uncertainty due to various factors affecting
         Dakota's business, including, but not limited to, gold price volatility, ore grade and recovery rates, exploration results, mining and processing conditions and costs, and compliance with regulatory and permitting requirements.

Item 7.

 (c) Exhibits

          A.  Amended and Restated Credit Agreement.
          B.  Bridge Loan Agreement, Promissory Note and Security Agreement.
          C.  Ratification, Confirmation and Agreement
          D. Second Amendment to Deed of Trust, Assignment, Security Agreement and Financing Statement (Minerals).
          E. Intercreditor Agreement between NM Rothschild & Sons and D.H. Blattner & Sons, Inc. and acknowledge by USMX of Alaska and Dakota Mining Corporation.
          F. Intercreditor Agreement between NM Rothschild & Sons and Gerald Metals, Inc. and acknowledged by USMX of Alaska and Dakota Mining Corporation.
          G. Promissory Note between Dakota Mining Corporation and USMX of Alaska, Inc.
          H. Forbearance Agreement between Gerald Metals, Inc. and Dakota Mining Corporation
          I.  Guarantee between Dakota Mining Corporation and D.H. Blattner
              & Sons, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAKOTA MINING CORPORATION


Date: February 27, 1998

By: c/s   Alan R. Bell
    ----------------------
Alan R. Bell, President and Chief Executive officer






8k2-25-98.DOC

EXHIBIT A.



                      AMENDED AND RESTATED CREDIT AGREEMENT

                                     Between

                              USMX OF ALASKA, INC.

                                   as Borrower


                                       and


                          N M ROTHSCHILD & SONS LIMITED

                                    as Lender


                          Dated as of February 11, 1998

                                CREDIT AGREEMENT

                                Table of Contents


ARTICLE 1    CERTAIN DEFINITIONS AND ACCOUNTING PRINCIPLES.....................2
             1.1        Certain Defined Terms..................................2
             1.2        Accounting Principles.................................18

ARTICLE 2    CONTINUATION; USE OF PROCEEDS....................................18
             2.1        Continuation..........................................18
             2.2        Use of Proceeds.......................................18

ARTICLE 3    PROCEDURE AND PAYMENT............................................18
             3.1        Principal Amount of the Loans.........................18
             3.2        Note..................................................18
             3.3        Principal and Interest Payments Generally.............19
             3.4        Interest..............................................19
             3.5        Repayment of the Loan.................................19
             3.6        Priority of Demand Payments...........................20
             3.7        Force Majeure.........................................20
             3.8        Increased Costs and Reduction in Return...............20
             3.9        Payments and Computations.............................21
             3.10       Payment on Non-Business Days..........................21
             3.11       Taxes.................................................21
             3.12       Proceeds Account......................................23

ARTICLE 4    HEDGING FACILITY.................................................25
             4.1        Establishment of Hedging Facility.....................25

ARTICLE 5    COLLATERAL SECURITY..............................................25
             5.1        Security Documents....................................25
             5.2        No Limitation on Application of Security Interests....25
             5.3        Recordings and Filings of Security Documents..........25
             5.4        Protection of Security Document Liens.................25
             5.5        Right of Set-off......................................25
             5.6        Additional Collateral.................................26
             5.7        Positive Hedging Agreement Values as Collateral.......26

ARTICLE 6    CONDITIONS PRECEDENT.............................................26
             6.1        Conditions Precedent to Amendment and Restatement.....26

ARTICLE 7    REPRESENTATIONS AND WARRANTIES...................................28
             7.1        Representations and Warranties of Borrower............28

ARTICLE 8    AFFIRMATIVE COVENANTS OF BORROWER................................35
             8.1        Compliance with Laws, Etc.............................35
             8.2        Reporting Requirements................................36
             8.3        Inspection............................................37
             8.4        Maintenance of Insurance..............................37
             8.5        Maintenance of Equipment, Etc.........................38
             8.6        Keeping of Records and Books of Account...............38
             8.7        Preservation of Existence, Etc........................38
             8.8        Conduct of Business...................................38
             8.9        Notice of Default.....................................38
             8.10       Defense of Title......................................38
             8.11       Operation of the Project; Completion..................38
             8.12       Hedging Requirements..................................38
             8.13       Maintenance of the Mining Properties..................39
             8.14       Project Monitoring....................................39
             8.15       Release of Liens......................................39
             8.15       Delivery of Interim Operating Budget..................39

ARTICLE 9    NEGATIVE COVENANTS OF BORROWER...................................40
             9.1        Indebtedness..........................................40
             9.2        Liens, Etc............................................40
             9.3        Assumptions, Guarantees, Etc. of Indebtedness of
                        Other Persons.........................................42
             9.4        Investments in Other Persons..........................42
             9.5        Mergers, Changes in Capital Structure, Etc............42
             9.6        Borrower's Financial Covenants........................42
             9.7        Project Reserves......................................43
             9.8        Restriction on Dividends, Redemptions and other
                        Distributions and Payments to Certain Persons.........43
             9.9        Limitations on Hedging Contracts......................43
             9.10       Sale of Project Assets................................43
             9.11       Restrictions on Capital Expenditures, Etc.............43
             9.12       Arm's Length and Take or Pay Contracts................44
             9.13       Restrictive and Inconsistent Agreements...............44

ARTICLE 10   EVENTS OF DEFAULT................................................44
             10.1       Event of Default......................................44
             10.2       Remedies Upon Event of Default........................47
             10.3       Conversion upon Acceleration..........................47

ARTICLE 11   MISCELLANEOUS....................................................48
             11.1       Amendments, Etc.......................................48
             11.2       Notices, Etc..........................................48
             11.3       No Waiver; Remedies...................................49
             11.4       Costs, Expenses and Taxes.............................49
             11.5       Binding Effect; Assignment............................50
             11.6       GOVERNING LAW.........................................50
             11.7       VENUE; SUBMISSION TO JURISDICTION.....................50
             11.8       WAIVER OF JURY TRIAL..................................51
             11.9       Execution in Counterparts.............................51
             11.10      Inconsistent Provisions...............................51
             11.11      Survival of Representations and Warranties............51
             11.12      Concerning the Security Documents.....................51
             11.13      No Third Party Beneficiary............................51
             11.14      Severability..........................................51
             11.15      Acknowledgments.......................................52
             11.16      Confidentiality.......................................52
             11.17      Entire Agreement; Merger..............................52

                                    SCHEDULES

Schedule 1.1(a)                     Mining Properties
Schedule 7.1(c)                     Project Permits
Schedule 7.1(e)                     Litigation
Schedule 7.1(f)                     Additional Financial Disclosures
Schedule 7.1(h)                     Disclosure Schedule
Schedule 7.1(i)                     Employee Benefit Plans
Schedule 7.1(j)                     Permitted Liens
Schedule 7.1(n)                     Hedging Contracts
Schedule 7.1(o)                     Material Agreements
Schedule 7.1(s)                     Compliance with Environmental Laws
Schedule 7.1(t)                     Borrower's Indebtedness
Schedule 8.4                        Insurance Policies



                                    EXHIBITS

Exhibit A                           Form of Restated Promissory Note

Exhibit B                           Proceeds Account Disbursement Request

Exhibit C-1                         [ deleted ]
Exhibit C-2                         [ deleted ]
Exhibit C-3                         [ deleted ]
Exhibit C-4                         [ deleted ]
Exhibit C-5                         [ deleted ]

Exhibit D                           [ deleted ]

Exhibit E-1                         [ deleted ]
Exhibit E-2                         [ deleted ]
Exhibit E-3                         [ deleted ]

Exhibit F                           [ deleted ]

Exhibit G-1                         Form of Borrower's Omnibus Certificate
Exhibit G-2                         Form of USMX's Omnibus Certificate
Exhibit G-3                         Form of Dakota's Omnibus Certificate

Exhibit H-1                         Form of Opinion of Borrower's and Guarantors
                                    Counsel
Exhibit H-2                         [ deleted ]
Exhibit H-3                         [ deleted ]

Exhibit I                           [ deleted ]

Exhibit J                           [ deleted ]

Exhibit K                           [ deleted ]

Exhibit L                           [ deleted ]

Exhibit M                           Form of Ratification, Confirmation and
                                    Agreement

Exhibit N                           Form of Second Amendment to Deed of Trust

Exhibit O                           Monthly Payment Calculation Form

                      AMENDED AND RESTATED CREDIT AGREEMENT


                  This AMENDED AND RESTATED CREDIT AGREEMENT dated as of February 11, 1998, is by and between USMX OF ALASKA, INC., a corporation organized and existing under the laws of Alaska ("Borrower"), and N M ROTHSCHILD & SONS LIMITED, a company organized and existing under the laws of England ("Lender").


                                    Recitals
                                    --------

                  A. By this Amended and Restated Credit Agreement, the Lender and the Borrower desire to set forth the terms of their agreement to amend, restate and replace the Credit Agreement, dated as of July 11, 1996, which was amended by a First Amendment, dated as of November 15, 1996, a Second Amendment, dated as of July 28, 1997 and a Third Amendment, dated as of September 19, 1997 (collectively, the "Original Credit Agreement"). It is the intention of the parties hereto that the outstanding Principal Amount of the Loans made by Lender to Borrower under the Original Credit Agreement shall not be repaid or discharged on the effective date hereof but shall remain outstanding subject to the terms hereof. All amounts due hereunder shall be payable on demand. The proceeds of the Loan shall continue to be used by the Borrower to partially fund development of the Illinois Creek Gold Property in Alaska.

                  B. Borrower, USMX, Inc. ("USMX"), of which Borrower is a wholly-owned subsidiary, and Dakota Mining Corporation ("Dakota"), the parent corporation of USMX and Borrower, are experiencing cash flow shortfalls. As a result of these shortfalls, Dakota is exploring the sale of Borrower and the Illinois Creek Gold Property. Due to these shortfalls, the Borrower was no longer able to perform all of its covenants or obligations under the Original Credit Agreement. The continued existence of the Loan and the conversion of the Loan to a demand basis hereunder is intended to facilitate the imminent sale of Borrower and/or the Illinois Creek Gold Property.

                  C. Pursuant to a Bridge Loan Agreement, Promissory Note and Security Agreement of even date herewith between Borrower and Lender (the "Bridge Loan Agreement"), Lender has agreed to loan additional funds to Borrower, on a secured, demand loan basis, for use by the Borrower exclusively to make loans to Dakota on an unsecured, unsubordinated basis, to assist Dakota in meeting certain cash flow shortfalls.

                  D. Due and punctual payment of the Loan provided for herein and performance by the Borrower of its obligations hereunder and under the other Loan Documents is guaranteed by (i) Dakota pursuant to a Guaranty, dated as of July 28, 1997 (as amended, the "Dakota Guaranty") and (ii) USMX, pursuant to a Guaranty dated July 11, 1996, as amended by an Agreement dated as of July 28, 1997 (as amended, the "USMX Guaranty," with the Dakota Guaranty and the USMX Guaranty sometimes referred to as the "Guaranties"). The obligations of Dakota under the Dakota Guaranty are secured by a Pledge and Security Agreement executed by Dakota, dated as of July 28, 1997 (as amended, the "Dakota Pledge

Agreement"). The obligations of USMX under the USMX Guaranty are secured by a Pledge and Security Agreement dated as of July 11, 1996 and by certain Collateral Assignments of Deeds of Trust, dated as of July 11, 1996, as such Pledge and Security Agreement and Collateral Assignments of Deeds of Trust were modified by the Agreement dated as of July 28, 1997. Dakota and USMX have agreed to and shall ratify and confirm the Guaranties and the security therefor and confirm that such Guaranties and the security therefor remain in full force and effect in accordance with their terms and apply to all obligations of the Borrower under this Amended and Restated Credit Agreement and Dakota and USMX shall extend their respective Guaranties to cover amounts due under the Bridge Loan Agreement.

                  E. It is the intention of the parties hereto that all the Loan Documents, as amended, modified or restated, shall remain in full force and effect until repayment of all principal and interest and the satisfaction of all obligations hereunder and under the Bridge Loan Agreement.


                                    Agreement
                                    ---------

                  NOW, THEREFORE, in consideration of the following mutual covenants and agreements, Borrower and Lender hereby agree as follows:


                                    ARTICLE 1

                  CERTAIN DEFINITIONS AND ACCOUNTING PRINCIPLES
                  ---------------------------------------------

                  1.1 Certain Defined Terms. As used in this Agreement and unless otherwise expressly indicated, the following terms shall have the following meanings:

                  Advance means an advance of Loans by Lender to Borrower.

                  "Affiliate" means any Person directly or indirectly controlling or controlled by or under common control with another Person, provided that, for purposes of this definition, "control," as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                  "Agreement" means this Credit Agreement, as it may be amended, supplemented, restated or otherwise modified and in effect from time to time.

                  "Applicable Margin" means, with respect to the rate of interest payable by Borrower on Loans, two and one-quarter percent (2.25%) per annum.

                  "Assignment Agreement" means the agreement dated as of July 11, 1997 pursuant to which USMX assigned the Second Mortgage and the Fourth Mortgage to Lender.

                  "Blattner Intercreditor Agreement" means the Intercreditor Agreement dated as of February 11, 1998 between Lender and D.H. Blattner & Sons.

                  "Breakage Costs" means all costs and losses which Lender may incur as a result of payment of the Principal Amount of the Loan other than at the end of an Interest Period.

                  "Bridge Loan Agreement" means that Bridge Loan Agreement, Promissory Note and Security Agreement of even date herewith between Borrower and Lender, as the same may be amended, modified or restated.

                  "Business Day" means a day of the year on which banks in Denver, Colorado, New York, New York and London, England are open for business.

                  "Capitalized Lease Liabilities" means all monetary obligations of Borrower under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ' 9601, et seq., as amended, reformed or otherwise modified from time to time.

                  "CERCLIS"  means  the  Comprehensive   Environmental  Response
Compensation  Liability  Information  System  List,  as  amended,   reformed  or
otherwise modified from time to time.

                  "Collateral" means all properties, rights and interests subject to the Security Documents.

                  "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby, less the value of any bonds, letters of credit or cash collateral of such Person securing such contingent liability.

                  "Dakota"  means  Dakota  Mining  Corporation,   a  corporation
continued under the Canada Business Corporation Act, of which USMX is a wholly owned subsidiary.

                  "Dakota Guaranty" shall have the meaning given thereto in Recital C.

                  "Dakota Loan Agreement" means the Loan Agreement between Dakota and Borrower dated as of February 11, 1998, pertaining to loans by Borrower to Dakota of proceeds of loans under the Bridge Loan Agreement.

                  "Dakota Project Direct Costs" means out of pocket expenditures by Dakota on or after the date hereof, to Persons other than shareholders, officers, directors or employees of Dakota, of which reasonable evidence is provided to Lender, for insurance payments, real or personal property tax payments, bonding or other surety expenses due after the date hereof, and other expenses approved by Lender in its sole discretion, directly relating to the Project, which have been paid by Dakota rather than Borrower for administrative convenience.

                  "Default" means any Event of Default or any condition or event, or combination thereof, which, after notice or lapse of time or both, could constitute an Event of Default.

                  "Default Rate" means the Interest Rate applicable to the Loan during periods when amounts payable by Borrower as principal repayments, interest payments or fee or expense payments are due and payable but unpaid by Borrower, which shall be an annual rate of interest which is equal to the Interest Rate plus four percent (4%).

                  "Dollars" and the symbol "$" each mean lawful money of the United States of America.

                  "Environmental Laws" means federal, state, local and foreign laws or regulations, codes, orders, decrees, judgments or injunctions issued, promulgated, approved or entered thereunder relating to pollution or protection of the environment, including, without limitation, laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" has the meaning set forth in Section 10.1.

                  "Feasibility Study" means the Illinois Creek Gold Feasibility Study Mine Plan (and associated documents) dated February 22, 1996 prepared by USMX pertaining to the construction and operation of a commercial gold mining facility on the Illinois Creek Gold Property, a complete and accurate copy of which has been provided by USMX to Lender.

                  "Fiscal Year" means the 12-month period commencing January 1 and terminating December 31.

                  "Fourth Mortgage" means the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement, dated as of July 11, 1996, granted by Borrower to USMX covering all the right, title and interest of Borrower in the Mining Properties and in production therefrom and personal property associated therewith, securing the $3,400,000 USMX Secured Loan and subordinate to the Mortgage, the Second Mortgage and the NPMC Mortgage.

                  "GAAP" means generally accepted accounting principles in the United States of America, consistently applied.

                  "Gerald Metals Agreement" means the Amended and Restated Loan Agreement dated as of March 20, 1997 between Dakota and Gerald Metals, Inc.

                  "Gerald   Metals    Intercreditor    Agreement"    means   the
Intercreditor Agreement dated as of February 11, 1998 between Lender and Gerald Metals, Inc.

                  "Gold" means various amounts of ounces of gold of a purity of at least .995 fine, and otherwise of grade and quality conforming to the usual requirements for good delivery in the London Gold market. As used herein, the term "ounces" means fine troy ounces.

                  "Governmental Acts" has the meaning set forth in Section 3.8.

                  "Governmental Authority" means the federal, state, county, city or local government or political subdivision or authority in which any property of Borrower is located or which exercises valid jurisdiction over any such property, or in which Borrower conducts business or is otherwise present, and any agency, department, commission, board, bureau or instrumentality of any of them which exercises valid jurisdiction over Borrower.

                  "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other direction or requirement (including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls) of any Governmental Authority.

                  "guarantee" shall mean any obligation, contingent or otherwise, of any Person guaranteeing any Indebtedness or obligation of any other Person in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or obligation, or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or obligation, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness or obligation of the payment of such Indebtedness or obligation, or (c) to maintain working capital, equity capital or any other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or obligation; provided, however, that the term Guarantee shall not include endorsements for collection or deposit, in either case in the ordinary course of business.

                  "Guaranties" means the Dakota Guaranty and the USMX Guaranty, collectively.

                  "Hazardous Material" means:

                           (a)      any "hazardous substance", as defined by
CERCLA or by applicable state or provincial law;

                           (b)      any "hazardous waste", as defined by RCRA;

                           (c)      any petroleum product; or

                           (d)      any pollutant or contaminant or hazardous,
dangerous or toxic chemical,material or substance within the meaning of any other applicable federal, state,provincial or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended, reformed or otherwise modified from time to time.


                  "Hedging Agreement" means the agreement dated as of July 11, 1996 between Borrower and Lender, as amended, modified, restated or replaced.

                  "Hedging Contracts" means any agreement, facility, contract or other transaction entered into by Borrower relating to forward contracts or hedging (including but not limited to forward sales, which include spot deferred sales, options, swaps and price protection and floor price arrangements) for the management and/or protection of gold and other metals price risk, entered into with Lender or with other counterparties acceptable to Lender; and the proceeds of and all benefit and advantage derived in respect of the foregoing or any dealings therewith (including the closing out of any contracts or transactions).
                  "Holder" means a holder in due course of the Note.

                  "Illinois Creek Gold Property" means the Mining Properties identified as the Illinois Creek Upland Mining Lease in Schedule 1.1(a) hereto.

                  "Indebtedness" means, for any Person, without duplication:

                           (a)      all obligations of such Person for borrowed
money or metals (including (i) in the case of such obligations, all notes payable and drafts accepted representing extensions of credit; (ii) in the case of Borrower, Borrower's Obligations; and (iii) in the case of such metals, Gold and silver) and all obligations evidenced by bonds, debentures, notes, or other similar Instruments on which interest charges are customarily paid;

                           (b)      all obligations, contingent or otherwise,
relative to the face amount of all letters of credit, whether or not drawn, and bankers' acceptances issued for the account of such Person;

                           (c)      all  obligations  of such Person as lessee
under leases which have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities;
                           (d)      all other items which, in accordance with
GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined;

                           (e)      net liabilities of such Person under Hedging
Contracts or Price Fixing Commitments;

                           (f)      whether or not so included as liabilities in
accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services, and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                           (g)     all Contingent Liabilities of such Person  in
respect of any of the foregoing.

                  "Instrument" means any contract, agreement, indenture, mortgage, document or writing (whether formal agreement, letter or otherwise) under which any obligation is evidenced, assumed or undertaken, or any Lien (or right or interest therein) is granted or perfected.

                  "Intercreditor Agreement" means the Intercreditor Agreement dated as of March 11, 1997, by and among Dakota, Lender and Gerald Metals, Inc.

                  "Interest Period" shall have the meaning given thereto in
Section 3.4(b).

                  "Interim Operating Budget" means the budget for the operation of the Illinois Creek Gold Property for the one hundred twenty-day period commencing January 1, 1998 and ending April 30, 1998 as delivered by Borrower to and approved by Lender in its sole discretion reasonably exercised.

                  "Interest Rate" means an interest rate per annum equal to the sum of (y) LIBOR in effect on the first day of the Interest Period, plus (z) the Applicable Margin.

                  "LIBOR" means the rate of interest equal to the average (rounded upwards, if necessary, to the nearest 1/16 of 1%) of the rates per annum quoted by the Reuter Monitor Money Rates Service at which Dollar deposits in immediately available funds are offered in the London interbank market as at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the Loan outstanding to which the rate will apply and for a period approximately equal to such Interest Period.

                  "Lien" means, as to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance in or on, or any interest or title of any vendor, lessor, lender or other secured party to, or of such Person under any conditional sale or other title retention agreement or capital lease with respect to, any property or asset owned or held by such Person, or the signing or filing of a financing statement which names such Person as debtor, or the signing of any security agreement authorizing any other party as the secured party thereunder to file any financing statement. A Person shall be deemed to be the owner of any assets that it has placed in trust for the benefit of the holders of its indebtedness which indebtedness is deemed to be extinguished under GAAP but for which such Person remains legally liable, and such trust shall be deemed to be a Lien.

                  "Loan" or "Loans" means the Dollars loaned by Lender to Borrower pursuant to this Agreement.

                  "Loan Documents" means this Agreement, the Note, the Bridge Loan Agreement, the Guaranties, the Interest Period Notices, the Security Documents, the Hedging Agreement, and each other Instrument executed by Borrower, Dakota or USMX and delivered to Lender in connection with the Original Credit Agreement, this Agreement or the Bridge Loan Agreement or any of the foregoing Instruments, as any of the same may be amended, modified, replaced or restated, whether or not specifically identified in this paragraph.

                  "Material Adverse Effect" means, with respect to Borrower, Dakota, USMX or any Person, an effect, resulting from any occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), which is materially adverse to:
                           (a)      the consolidated business, assets, revenues,
 financial condition, operations or prospects of such Person;

                           (b)      the ability of such Person to make any
payment or perform any other material obligation required under any material agreement (including, with respect to Borrower, this Agreement or any of the Loan Documents) or, in the case of Borrower, to develop and operate the Illinois Creek Gold Property in accordance with the Feasibility Study; or

                           (c)      the Borrower and involves a liability or
obligation (other than contractual commitments entered into by Borrower in the ordinary course of business which are not in default) of $100,000 or more.

                  "Material Agreements" means the contracts, agreements, leases and other binding commitments and undertakings of Borrower, the performance or breach of which could have a Material Adverse Effect on Borrower, which Instruments are identified in Schedule 7.1(p).

                  "Mining Properties" means the leases and other property interests owned by Borrower, or in which Borrower directly or indirectly holds an interest, related to the mining leases described on Schedule 1(a), and all facilities situated thereon, together with all real and personal property and assets associated with such property.

                  "month" means a calendar month.

                  "Monthly Calculation Form" shall have the meaning given thereto in Section 3.5(b).

                  "Mortgage" means the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement, dated as of July 11, 1996, as amended by the First Amendment to Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of July 28, 1997 and the Second Amendment to Deed of Trust, Assignment, Security Agreement and Financing Statement of even date herewith, as the same may be amended, modified or restated, granted by Borrower to Lender covering all the right, title and interest of Borrower in the Mining Properties and in production therefrom and personal property associated therewith.

                  "Note" means the restated demand promissory note made by Borrower in favor of Lender in the principal amount of Ten Million Sixty Thousand Three Hundred Nine Dollars and Seventy-Five Cents ($10,060,309.75), which promissory note evidences the Loan hereunder and constitutes an extension, renewal and continuation of that certain Promissory Note made by the Borrower dated July 11, 1996, as modified, renewed and replaced by the Promissory Note dated July 28, 1997, which restated promissory note is in the form of Exhibit A hereto.

                  "NPMC" means North Pacific Mining Corporation, an Alaska corporation.

                  "NPMC Agreement" means the agreement, as amended, dated effective December 16, 1994, by and between NPMC and USMX pursuant to which USMX acquired the Mining Properties, all of which it subsequently conveyed to Borrower.

                  "NPMC Mortgage" means the Illinois Creek Deed of Trust, Assignment of Leases and Security Agreement, dated as of July 11, 1996, granted by Borrower to NPMC, securing NPMC's rights under the NPMC Agreement to the Mining Properties and subordinate to the Mortgage and the Second Mortgage pursuant to the Subordination Agreement.

                  "NPMC Subordination Agreement" means the agreement dated as of July 11, 1996 between NPMC and Lender pursuant to which NPMC subordinated the NPMC Mortgage to the Mortgage and Second Mortgage.

                  "Obligations" means all obligations of Borrower (monetary or otherwise) arising under or in connection with this Agreement, the Bridge Loan Agreement and each other Loan Document.

                  "Omnibus Certificates" means the certificates from Borrower, USMX and Dakota, respectively, substantially in the form of Exhibits G-1, G-2 and G-3 hereto.

                  "Opinion of Borrower's and Guarantor's Counsel" means the legal opinion of Bearman, Talesnick & Clowdus, counsel to Borrower, Dakota and USMX substantially in the form of Exhibit H-1 hereto.

                  "Original Credit Agreement" shall have the meaning given thereto in Recital A.

                  "Original Development Plan" means the Development Plan for the development and operation of the Illinois Creek Gold Property through the life of the mine as delivered by Borrower to Lender on July 11, 1996 in connection with the execution of the Original Credit Agreement, as the same has been revised and amended with the approval of Lender.

                  "Other Taxes" shall have the meaning specified in Section 3.11(b).

                  "Payable Aging Report" means a report, in form reasonably acceptable to Lender, which identifies all accounts payable or other pending payment obligations of Borrower with respect to the Project or otherwise, with the aging of such accounts payable or other payment obligations specified in such report.

                  "Permitted Liens" means the Liens identified in Schedule 7.1(j) and the Liens permitted by clauses (a) through (f) of Section 9.2.

                  "Person" means an individual, limited liability company or partnership, corporation (including a business trust), joint venture or other entity, or a foreign state or political subdivision thereof or any agency of such state or subdivision.

                  "Plan" means a pension plan providing benefits for employees of Borrower or any Affiliate and covered by Title IV of ERISA.

                  "Precious Metals" means Gold and various amounts of troy ounces of silver of grade and quality conforming to the usual requirements for good delivery in the London silver market.

                  "Price Fixing Commitments" means the net forward sale contracts for Gold or put options with respect to Gold, including forward sale contracts pursuant to the Hedging Agreement, with counterparties satisfactory to Lender, entered into by Borrower.

                  "Principal Amount" means, as of any date, the aggregate principal amount in Dollars of the Loan outstanding at such date.

                  "Proceeds Account"shall have the meaning specified in Section 3.12.

                  "Proceeds  Account   Agreement"  means  the  Proceeds  Account
Agreement dated as of July 11, 1996 between Borrower and Lender.

                  "Proceeds Account Agreement Amendment" means the Amendment to Proceeds Account Agreement and Escrow Agreement dated as of February 11, 1998 among Borrower, Lender and Norwest Bank Colorado, National Association.

                  "Proceeds Account Disbursement Request" means the request from Borrower to Lender for disbursements from the Proceeds Account, in the form set forth in Exhibit B hereto, signed by an authorized officer of Borrower.

                  "Project" means the construction, start-up and operation of the Illinois Creek Gold Property and related assets by Borrower in accordance with prudent mining industry practice, the Feasibility Study and the Original Development Plan.

                  "Project Assets" means all properties, assets or other rights, whether now owned or hereafter acquired, by or for the benefit of Borrower, which are used or intended for use in or forming part of the Project, including all properties, assets or other rights acquired by Borrower with the portion of the proceeds of the Loan used for the Project.

                  "Project Capital Costs" means the aggregate of all Capital Expenditures scheduled to be paid in accordance with the Interim Operating Budget by Borrower during such period in respect of the operation of the Project and approved by Lender in its sole discretion reasonably exercised based on prudent mining practices.

                  "Project Costs" means, for any period, the Project Operating Costs and the Project Capital Costs scheduled to be paid during such period.

                  "Project Operating Costs" means the aggregate of all payments scheduled to be paid in accordance with the Interim Operating Budget by Borrower, including:
                           (a)      costs scheduled to be paid in accordance
with the Interim Operating Budget during such period in connection with the operation of the Project in order to mine, leach, mill, refine and deliver Project output for sale, including operating costs, leaching costs, milling costs, refining costs, smelting costs, plant service costs, transportation costs, administrative costs, reclamation costs or sustaining capital expenditures;

                           (b)      costs of scheduled principal and interest
payments hereunder and in connection with all Indebtedness of Borrower;

                           (c) all royalties, overrides and other burdens on production; and

                           (d)      Dakota Project Direct Costs.

                  "Project Permits" means all permits, consents and agreements necessary to commence the Project and the production of valuable minerals from the Illinois Creek Gold Property in a manner consistent with the Original Development Plan. Project Permits are listed in Schedule 7.1(c).

                  "Proven and Probable Reserves" means with respect to the Project, the aggregate of proven and probable reserves of gold at the Project economically recoverable at a gold price of U.S. $375/ounce (or other price approved by Lender in its sole discretion reasonably exercised) pursuant to the Original Development Plan, defined as follows: (a) "Proven Reserves" are such reserves for which (i) quantity is computed from dimensions revealed in outcrops, trenches, workings or drill holes, (ii) grade and/or quality are computed from the results of detailed sampling and (iii) the sites for inspection, sampling and measurement are spaced so closely and the geologic character is so well defined that size, shape, depth and mineral content of reserves are well established and (b) "Probable Reserves" are such reserves for which quantity and grade and/or quality are computed from information similar to that used for Proven Reserves, but the sites for inspection, sampling and measurement are farther apart or are otherwise less adequately spaced and the degree of assurance, although lower than that for Proven Reserves, is high enough for an experienced mining engineer reasonably to assume continuity between points of observation; or such other definition of such terms as may hereafter be adopted by the U.S.
Securities and Exchange Commission.

                  "quarter" means a calendar quarter.

                  "RCRA" means the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq., as amended, reformed or otherwise modified from time to time.

                  "Ratification,   Confirmation   and   Agreement"   means   the
Ratification, Confirmation and Agreement of even date herewith from Dakota and USMX to Lender in substantially the form of Exhibit M hereto.

                  "Release" means a release, as such term is defined in CERCLA.

                  "Second Amendment to Deed of Trust" means the Second Amendment to Deed of Trust, Assignment, Security Agreement and Financing Statement
(Minerals) dated as of February 11, 1998 from Borrower to Fairbanks Title Agency, Inc., as trustee, for the benefit of Lender, substantially in the form of Exhibit N hereto.

                  "Second Mortgage" means the Mortgage, Deed of Trust, Assignment, Security Agreement and Financing Statement, dated as of July 11, 1996, granted by Borrower to USMX covering all the right, title and interest of Borrower in the Mining Properties and in production therefrom and personal property associated therewith, securing the $2,500,000 USMX Secured Loan and subordinate to the Mortgage.

                  "Security Documents" means the Mortgage, the Second Mortgage, the Fourth Mortgage, the NPMC Subordination Agreement, the Guaranties and related Assignment Agreement and the Ratification, Confirmation and Agreement, as any of the foregoing are amended, modified or restated, and all financing statements or other instruments required to be filed or notices required to be given in order to perfect the Liens created by any of the foregoing on the Mining Properties and the personal property of Borrower, wherever located and of whatever nature, associated therewith.

                  "Security Opinion" means the legal opinion of Guess & Rudd, P.C. dated July 17, 1996 concerning the Mortgage and Liens created thereby, the Second Mortgage and Liens created thereby, the Fourth Mortgage and Liens created thereby, the nature and quality of Borrower's title to the Mining Properties and certain other matters.

                  "Start-up" means the annual resumption of mining at and production of gold from the Illinois Creek Gold Property after the cessation of such operations during the winter season.

                  "Statement of Reserves" shall have the meaning specified in
Section 8.2(c).

                  "Subsidiary" means any corporation, association or other business entity more than 50% of each class of equity or voting securities of which is owned, directly or indirectly, by Borrower.
                  "Taxes" shall have the meaning specified in Section 3.11.

                  "USMX" means USMX, INC., a Delaware corporation, guarantor of Borrower's Obligations hereunder pursuant to the Guaranty, and parent and sole shareholder of Borrower.

                  "USMX Guaranty" shall have the meaning given thereto in Recital C.

                  "USMX Secured Loans" means a loan of $2,500,000 from USMX to Borrower secured by the Second Mortgage and a loan of $3,400,000 from USMX to Borrower secured by the Fourth Mortgage, the proceeds of each to be used solely for the purpose of developing the Illinois Creek Gold Property.

                  "year" means a calendar year.

                  1.2 ACCOUNTING PRINCIPLES. All accounting terms not otherwise defined herein shall be construed, all financial computations required under this Agreement shall be made, and all financial information required under this Agreement shall be prepared, in accordance with GAAP applied on a basis consistent with the financial statements referred to in Section 7.1(f) except as specifically provided herein.


                                    ARTICLE 2

                          CONTINUATION; USE OF PROCEEDS
                          -----------------------------

                  2.1 CONTINUATION. The outstanding Principal Amount of the Loans under the Original Credit Agreement in the amount of $10,060,309.75 remains outstanding, is subject to the terms and conditions hereof and is evidenced by the Note. As of the date hereof, the Lender shall have no obligation to make any additional Advances of Loans to Borrower.

                  2.2 USE OF PROCEEDS. As of the date hereof, Lender has Advanced the entirety of the Loan to Borrower. Borrower will utilize the proceeds of the Loan solely to fund costs and expenses associated with developing the Illinois Creek Gold Property, substantially in accordance with the Original Development Plan, including costs associated with the Hedging Agreement.

                                    ARTICLE 3

                              PROCEDURE AND PAYMENT
                              ---------------------

                  3.1 PRINCIPAL AMOUNT OF THE LOANS. The Principal Amount of Loans outstanding under the Original Credit Agreement was converted from a Dollar Loan to a Gold Loan on December 31, 1997. On February 11, 1997 the Principal Amount of Loans was converted from a Gold Loan to a Dollar Loan. The Principal Amount of the Loan outstanding as of the date hereof is Ten Million Sixty Thousand Three Hundred Nine Dollars and Seventy-Five Cents ($10,060,309.75). The Borrower shall have no rights to convert the Loan to a Gold Loan.

                  3.2   NOTE.  The Loan shall be evidenced by the Note.

                  3.3 PRINCIPAL AND INTEREST PAYMENTS GENERALLY. All principal and interest payments of the Loan shall be made in Dollars.

                  3.4   INTEREST

                           (a)      General.  Borrower shall pay interest on the
outstanding Principal Amount of the Loan calculated on a 360-day year basis, at the Interest Rate or at the Default Rate, as applicable. Interest payable shall be calculated daily. Interest calculated at the Interest Rate shall be payable on demand, but in any event, interest shall be payable monthly in arrears on the fifth day of each month with respect to the preceding month. Interest calculated at the Default Rate shall be payable on demand.
                           (b)      Interest Period.  The interest period
("Interest Period") shall be thirty (30) days, calculated on a 360 day year basis.

                           (c)      Default Interest.  Interest on the Loan
shall accrue and shall be payable by Borrower at the Default Rate during all periods when any amounts payable by Borrower as principal repayments, interest payments or fee or expense payments are not paid by Borrower after demand therefor has been made by Lender. Without prejudice to the rights of Lender under the preceding sentence, Borrower shall indemnify Lender against any direct loss or expense (not including lost profits on re-employment of capital) which Lender may sustain or incur as a result of the failure by Borrower to pay when due the Principal Amount of the Loan. A certificate or other notice of Lender submitted to Borrower setting forth the basis for the determination of Default Rate interest due and of the amounts necessary to indemnify Lender in respect of such loss or expense, shall constitute evidence of the accuracy of the information contained therein in the absence of error and, absent notice from Borrower of such error, shall be conclusive and binding for all purposes. Interest accruing at the Default Rate shall be payable on demand.

                  3.5      REPAYMENT OF THE LOAN

                           (a)      Principal Repayment Generally.  Borrower
agrees to repay the Loan on demand.Loan amounts repaid may not be reborrowed.

                           (b)      Loan Payments.   Payments received shall be
applied first to costs and expenses payable by Borrower hereunder, then to accrued and unpaid interest on the Loan and then to the Principal Amount. The Borrower shall prepare and submit to Lender by the fifth day of each calendar month a Monthly Payment Calculation form, in the form as set forth in Exhibit O attached hereto (the "Monthly Calculation Form") and in content satisfactory to Lender, together with the payment due for such month.

                           (c)      Voluntary Prepayment.  Upon not less than
thirty (30) days' prior written notice to Lender, Borrower may, without premium or penalty, prepay at the end of the Interest Period, One Million Dollars ($1,000,000) or larger portion of the Principal Amount of the Loan. Upon the giving of such notice, which shall be irrevocable, the prepayment, together with all interest accrued through the prepayment date, shall be due and payable on the date set forth therein. Any such voluntary prepayment of the Loan shall be applied to the outstanding Principal Amount, and shall be applied to the scheduled principal payments of the Loan in inverse order of maturity.

                           (d)      Mandatory Payment Upon Demand.  Borrower
will repay the Principal Amount of the Loan in full, together with accrued interest thereon, Breakage Costs and fees, upon demand.

                  3.6 PRIORITY OF DEMAND PAYMENTS. All Loan payments made by Borrower on demand shall be accompanied by payment of Lender's Breakage Costs, if any, and shall be applied first to accrued and unpaid interest on the Loan so prepaid as of the end of the most recent Interest Period, then to any other amounts then payable by Borrower hereunder including Breakage Costs and fees, then to the Principal Amount in inverse order of maturity thereof.

                  3.7 FORCE MAJEURE. Lender shall not be liable for any failure to comply with its obligations under or pursuant to this Article 3, and shall be entitled to terminate any arrangements entered into under this Article without liability, if such failure is caused directly or indirectly, wholly or partly, by act or omission of any government or competent authority, force majeure or other contingency, circumstance or event of any nature beyond the control of Lender.

                  3.8 INCREASED COSTS AND REDUCTION IN RETURN.If due to (a) the introduction of, or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in, or in the interpretation of, any law or regulation or (b) the compliance by Lender with any guideline or request from any central bank or other governmental agency having jurisdiction over Lender (whether or not having the force of law) collectively referred to as "Governmental Acts," there shall be any increase in the cost or reduction in return to Lender of agreeing to make or making, funding or maintaining the Loan, then Borrower shall from time to time, upon demand by Lender, pay to Lender additional amounts sufficient to indemnify it against such increased costs or reduction in return; provided that Lender agrees to use reasonable efforts to mitigate the increased cost or reduction in return to the extent reasonably practicable. A certificate as to the amount of such increased cost or reduced return, submitted to Borrower by Lender, shall be conclusive absent manifest error.

                  3.9 PAYMENTS AND COMPUTATIONS. Borrower shall make each payment due hereunder and under the Note in immediately available funds not later than 5:00 p.m. (New York City time) on the day before the day when due Lender as follows (or as Lender shall otherwise advise Borrower by notice as provided herein):
                  to:
                           Chase Manhattan Bank N.A.
                           1 Chase Manhattan Plaza
                           New York, New York
                           ABA No. 02100021

                           For the account of N M Rothschild & Sons Limited A/C No.: 001-1-948262

                  Borrower hereby authorizes Lender, if and to the extent payment of money owed to it is not made when due hereunder or under the Note, to charge from time to time against Borrower's accounts with Lender any amount so due. All computations of interest hereunder shall be made on the basis of a year of 360 days for the actual number of days elapsed (including the first day but excluding the last day).

                  3.10 PAYMENT ON NON-BUSINESS DAYS. Whenever any payments to be made hereunder or under the Note shall be due on a day which is not a Business Day, such return or payment may be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be, unless such next succeeding Business Day is after the end of the Interest Period, in which case the payment will be made on the next preceding Business Day and such payment shall not reflect the actual payment date in the computation of interest or fees due and payable.
                  3.11   TAXES

                           (a)      General.  Any and all payments by Borrower
hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, duties, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (excluding taxes imposed on Lender's income and franchise taxes imposed on Lender) imposed by the jurisdiction under the laws of which Lender is organized, or the United States of America, the state of Alaska or any other jurisdiction under the laws of which Lender is otherwise subject to tax, or any political subdivision thereof (all such non-excluded taxes, levies, duties, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to Lender, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.11) Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The foregoing obligation of Borrower will apply with respect to any assignee of Lender.

                           (b)      Other Taxes.  In addition, Borrower agrees
to pay any present or future stamp, sales, use or documentary taxes or any other excise or property taxes, charges, duties or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any of the Loan Documents, or any Instrument contemplated thereby (hereinafter referred to as "Other Taxes"). To Lender's knowledge, no Other Taxes will be applicable to the transactions contemplated by this Agreement.

                           (c)      Tax Indemnity.  Borrower hereby indemnifies
Lender for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.11) paid by Lender and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. Lender shall use commercially reasonable efforts to mitigate any Taxes or Other Taxes to the extent practicable, and to refund to Borrower its proportionate share of any Taxes or Other Taxes paid by Borrower pursuant hereto ultimately refunded to Lender.

                           (d)  Payment of Taxes.  Within 30 days after the date
of any payment of Taxes or Other Taxes withheld by Borrower in respect of any payment to Lender, Borrower will furnish to Lender the original or a certified copy of a receipt evidencing payment thereof.

                           (e)      Lender's Taxes.  To Lender's knowledge,
under applicable law and treaties in effect as of the date hereof between the United States and the United Kingdom, no United States federal taxes will be required to be withheld by Borrower with respect to any payment to be made to Lender in respect of this Agreement. Lender agrees upon written request of Borrower to deliver to Borrower, in duplicate, duly completed and signed copies of either Form 1001 (relating to Lender and entitling Lender to a complete exemption from withholding on all amounts to be received by Lender pursuant to this Agreement, the Loan and Note as a result of a tax treaty concluded with the United States) or Form 4224 (relating to all amounts to be received by Lender pursuant to this Agreement, the Loan and Note) of the Internal Revenue Service.

                           (f)      Survival.  Without prejudice to the survival
of any other agreement hereunder, the agreements and obligations contained in this Section 3.11 shall survive the payment in full of the Loan and interest hereunder.
                  3.12     PROCEEDS ACCOUNT

                           (a)      Borrower has established and will maintain
an account with a national banking institution, satisfactory to Lender in its sole discretion reasonably exercised, in accordance with the Proceeds Account Agreement and the Proceeds Account Agreement Amendment (the "Proceeds Account"). Borrower has entered into and will maintain an escrow agreement with such banking institution in form acceptable to Lender. Borrower will promptly deposit in the Proceeds Account all gross revenues of, and all other payments received in relation to, the Project, including, without limitation, the net proceeds of any equity or debt offering by Borrower to any Person, including Dakota, USMX or a Subsidiary of Dakota, all funds received from Dakota or USMX (whether as loans or equity contributions), the net proceeds of any disposition of Project Assets and any insurance proceeds received in connection with the Project to, and shall disburse all funds, including funds disbursed for Project Costs from, such account.

                  Disbursements or withdrawals from the Proceeds Account will be made during the first five days following the end of each calendar month (or at other times as may be approved by Lender in its sole discretion) with the consent of Lender and only upon receipt of a completed Monthly Calculation Form in form and content satisfactory to Lender and pursuant to a Proceeds Account Disbursement Request, which indicates the manner in which such disbursement will be applied in accordance with the following provisions of this Section 3.12; provided, however, that Borrower, with the consent of Lender and pursuant to a Proceeds Account Disbursement Request detailing the use of funds in accordance with this Section 3.12 to the satisfaction of Lender, may make disbursements or withdrawals from the Proceeds Account other than within the first five days of any month, but no more than once a week during any month, solely for the payment of (i) the payroll for those Persons employed by the Borrower for the operation of the Project, (ii) disbursements to holders of a royalty interest in the Mining Properties and to those third Person vendors requiring the disbursement of immediately available funds for the provision of goods or services to the

Project, as approved by Lender in its sole discretion,  reasonably exercised and
(iii) such other expenditures as approved by Lender in its sole discretion, reasonably exercised.

                  Credit balances in the Proceeds Account shall be applied as follows:

                  First, to payment of Project Operating Costs incurred by Borrower in the preceding month in accordance with the Interim Operating Budget;

                  Second, to payment of Project Capital Costs incurred by Borrower in the preceding month in accordance with the Interim Operating Budget;

                  Third, to payment of account payables of Borrower not included in current Project Operating Costs and Project Capital Costs in accordance with the Interim Operating Budget; and

                  Fourth, to the payment of the Principal Amount of the Loan, interest thereon, and fees or other amounts due Lender hereunder or under any of the Loan Documents.


                           (b)      Borrower hereby pledges, assigns and grants
to Lender a security interest in the Proceeds Account and all funds in the Proceeds Account from time to time, in accordance with common law pledge requirements and the Uniform Commercial Code. Upon occurrence of a Default or Event of Default, Borrower agrees that, notwithstanding the provisions of clause
(a) above concerning application of funds in the Proceeds Account, Lender may elect not to honor a Request for Disbursement received from Borrower; Lender may prohibit any withdrawals or transfers of funds by Borrower or by any Persons claiming interests by, through or under Borrower (and for this purpose shall return marked "NSF" any checks or other instruments or orders for payment of money received by Lender); and Lender shall be entitled to exercise its rights hereunder with respect to all funds in the Proceeds Account in accordance with law, including, without limitation, transfer of such funds to Lender in payment or partial payment of Borrower's Obligations. In connection therewith, Borrower agrees and covenants to indemnify Lender against any claim, cost or liability incurred by Lender in connection with its refusal, as permitted herein, to honor a Request for Disbursement received from Borrower or in connection with its application of funds in the Proceeds Account, as permitted herein, in satisfaction of Borrower's Obligations.

                           (c) In the  event  that,  with the prior  consent  of
Lender (which may be given or
withheld in Lender's sole discretion), Borrower sells any royalty or other interest in or to the Mining Properties or assets related thereto or production of valuable minerals therefrom, Borrower shall deposit in the Proceeds Account the proceeds from such sale or sales immediately upon their receipt.


                                    ARTICLE 4

                                HEDGING FACILITY

                  4.1 ESTABLISHMENT OF HEDGING FACILITY. Lender has established and will maintain the Hedging Agreement in accordance with its terms.


                                    ARTICLE 5

                               COLLATERAL SECURITY

                  5.1 SECURITY DOCUMENTS. As security for the due repayment of the Loan hereunder, for the payment of all moneys due hereunder, for the performance of all Obligations of Borrower, Dakota and USMX hereunder and under the other Loan Documents (expressly including the Bridge Loan Agreement), Borrower shall contemporaneously with the execution of this Agreement, execute and deliver to Lender the Security Documents to which it is a party, including amendments, ratifications, confirmations or assignments thereof and notices to third Persons as Lender may require in connection with the perfection of its security interests in the property and interests subject to the Security Documents.
                  5.2 NO LIMITATION ON APPLICATION OF SECURITY INTERESTS. Borrower and Lender agree that notwithstanding any provision of any Security Document to the contrary, all Liens created and perfected pursuant to the Security Documents shall secure all Obligations of Borrower hereunder, under the Bridge Loan Agreement and under the other Loan Documents.

                  5.3 RECORDINGS AND FILINGS OF SECURITY DOCUMENTS. Lender will record, file or deliver to account debtors as necessary the Security Documents, as appropriate, at Borrower's expense, promptly after execution and delivery thereof by Borrower.

                  5.4   PROTECTION OF SECURITY DOCUMENT LIENS.   As and when
requested to do so by Lender, Borrower will deliver to Lender from time to time any financing statements, continuation statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Borrower in form and substance satisfactory to Lender, for the purpose of perfecting or protecting Lender's Liens on the property and interests subject to the Security Documents.

                  5.5 RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower, Dakota or USMX (any such notice being expressly waived by Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Borrower against any and all of the Obligations of Borrower now or hereafter existing, although such Obligations may be contingent and unmatured. Lender agrees promptly to notify Borrower after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this
Section 5.5 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Lender may have.

                  5.6 ADDITIONAL COLLATERAL. Borrower and Lender intend that the Security Documents cover and extend to all property rights and interests of Borrower, real or personal, tangible or intangible, presently held or hereafter acquired, which are related to the Project, the production therefrom, Hedging Contracts related to the Project and the proceeds of all of the foregoing. In the event that Borrower acquires any property right or interest related to the Project which is not subject to the Lien of the Security Documents, upon request therefor from Lender, Borrower shall promptly execute and deliver such Instruments and take such actions as Lender may reasonably request in order to perfect a first and prior Lien on such right or interest, subject only to Permitted Liens with the priority expressly provided hereunder. Whether or not Lender requests that any such right or interest be subjected to the Security
Documents, Borrower agrees to keep such rights or interests related to the Project free and clear of all Liens other than Permitted Liens.

                  5.7 POSITIVE HEDGING AGREEMENT VALUES AS COLLATERAL. Borrower and Lender agree that if Hedging Contracts, including Price Fixing Commitments, are marked to market from time to time and have positive liquidation values, such positive values constitute a portion of the Collateral, are subject to the Security Documents, and may not be realized by Borrower (without the express prior written consent of Lender) except by physical delivery of Gold produced from the Project in accordance with the terms thereof.


                                    ARTICLE 6

                              CONDITIONS PRECEDENT



                  6.1 CONDITIONS PRECEDENT TO AMENDMENT AND RESTATEMENT. The obligations of Lender under this Agreement shall be subject to satisfaction, or waiver by Lender in its sole discretion, of the following conditions precedent:

                           (a)      Lender or its counsel shall have received
the following on or before the date hereof, each dated on or no more than five days prior to such date of delivery (or as otherwise agreed by Lender), and in form and substance as shall be satisfactory to Lender:

                                      (i)   this Agreement, duly executed by
Borrower;

                                     (ii)   the Note, duly executed by Borrower;

                                    (iii)   the  Bridge  Loan  Agreement,   duly
executed by Borrower;

                                     (iv)   the  Ratification, Confirmation  and
Agreement, duly executed by Dakota and USMX;

                                      (v)   the Second Amendment to Deed of
Trust;

                                     (vi)   the   Proceeds   Account   Agreement
Amendment duly executed by Borrower and Norwest Bank Colorado, National Association;

                                    (vii)   an Omnibus Certificate for Borrower,
duly executed by an officer
thereof;

                                   (viii)   an Omnibus Certificate for USMX,
duly executed by an officer thereof;

                                     (ix)   an  Omnibus Certificate for  Dakota,
duly executed by an officer thereof;

                                      (x)   the Dakota Loan Agreement, duly
executed by Borrower and Dakota;
                                     (xi)   the Gerald Metals Intercreditor
Agreement, executed by Gerald Metals;

                                    (xii)   the Blattner Intercreditor Agreement
, duly executed by Blattner;

                                   (xiii)   a Certificate  from the  Department
of Commerce and Economic Development of the State of Alaska confirming the due organization and good standing of Borrower in Alaska;

                                    (xiv)   the Opinion of Borrower's and
Guarantors' Counsel;

                                     (xv)   certificates  of  issuing  insurance
companies, confirming compliance byBorrower with the insurance requirements set forth in Section 8.4;

                                    (xvi)   accurate and  complete copies of the
financial statements referred to in Section 7.1(f); and

                                   (xvii)   such  other  approvals,  opinions or
documents as Lender may reasonably request.

                           (b) The  following  shall be  correct  as of the date
hereof:

                                      (i)   each of the Loan Documents, as
amended, supplemented, modified or restated, remains in full force and effect in accordance with its terms and applies to all obligations of the Borrower hereunder;

                                     (ii)   since  the  date  of  the  financial
statements of Borrower and USMX most
recently delivered to Lender (referred to in Section 7.1(f)), there has been no Material Adverse Effect on the financial condition, operations or business of Borrower or USMX;

                                    (iii)   there is no  pending  or  threatened
action or proceeding affecting Borrower, Dakota, USMX or the Project before any court, Governmental Authority or arbitrator, including any matter involving Environmental Laws, which seeks to prevent prosecution of the Project or performance by Borrower, Dakota, USMX or Lender hereunder or which could be reasonably expected to have a Material Adverse Effect upon the financial condition, operations or business of Borrower, Dakota or USMX or the Project;

                                     (iv) all Governmental  Requirements and all
material approvals and consents (including, without limitation, all Project Permits) of Governmental Authorities or other Persons, if any, required in connection with the operation of the Project, including specifically the activities contemplated by the Original Development Plan shall have been obtained and remain in effect;

                                      (v) the Liens  established by the Security
Documents shall be in full force and effect as valid, enforceable first priority Liens (or as otherwise expressly provided hereunder) on the Collateral, except for Permitted Liens, with the priority expressly contemplated by this Agreement;

                                     (vi)  no  event  shall  have   occurred  or
condition exist which would have a Material Adverse Effect on Borrower;

                                    (vii)  the Proceeds  Account shall have been
established and the related escrow agreement (as contemplated by Section 3.12 hereof) shall have been entered into by Borrower and escrow agent and approved by Lender.

                                    ARTICLE 7

                         REPRESENTATIONS AND WARRANTIES

                  7.1 REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants as follows:ower

                           (a)     Organization, Qualification and Subsidiaries.
Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Alaska and has all requisite corporate power and authority to enter into this Agreement, the Dakota Loan Agreement, the Bridge Loan Agreement and the other Loan Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. USMX is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby. Dakota is a corporation duly incorporated, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to enter into the Loan Documents to which it is a party and the Dakota Loan Agreement and to carry out the transactions contemplated thereby. Borrower has no subsidiaries.

                           (b)      Authorization; No Conflict.  The execution,
delivery and performance by Borrower of this Agreement, the Bridge Loan Agreement, the other Loan Documents to which it is a party, the Proceeds Account Agreement Amendment and the Dakota Loan Agreement, have been duly authorized by all necessary corporate action on the part of Borrower and do not and will not
(i) require any consent or approval of the stockholder of Borrower that has not been obtained; (ii) contravene Borrower's articles of incorporation, charter or bylaws; (iii) violate any provision of any law, rule, regulation (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower;
(iv) result in a breach of or constitute a default under or require the consent of any party pursuant to any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Liens arising under the Security Documents) upon or with respect to any of the properties now owned by Borrower; and, to the best knowledge of Borrower, Borrower is not in breach or default in any material respect under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument, except as otherwise disclosed to Lender in writing prior to the date hereof. The execution, delivery and performance by USMX of the Loan Documents to which it is a party has been duly authorized by all necessary corporate action and does not and will not contravene USMX's articles of incorporation, charter or bylaws. The execution, delivery and performance by Dakota of the Loan Documents to which it is a party and the Dakota Loan Agreement has been duly authorized by all necessary corporate action and does not and will not contravene Dakota's articles of incorporation, charter or bylaws.
                           (c)      Governmental Consents; Project Permits and
Authorizations. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required (i) for the due execution and delivery of, and due performance of the financial obligations of Borrower under, this Agreement, the Bridge Loan Agreement, any other Loan Document to which Borrower is a party, the Proceeds Account Agreement Amendment or the Dakota Loan Agreement, or for the due execution, delivery and performance by Dakota or USMX of the Loan Documents or the Dakota Loan Agreement to which either Dakota or USMX is a party or (ii) for the due performance of all other obligations of Borrower, Dakota or USMX under this Agreement, the Bridge Loan Agreement, any other Loan Document to which Borrower, Dakota or USMX is a party, the Proceeds Account Agreement Amendment or the Dakota Loan Agreement (other than registrations or filings to perfect the liens created by the Security Documents) except such authorizations, approvals or other actions as have been obtained or notices or filings as have been made. All material Project Permits are identified in Schedule 7.1(c). All Project Permits have been duly issued to or are held by Borrower, are valid and in good standing and free of any violation thereof by Borrower, and Borrower has not received any notice of an asserted violation or proposed revocation, withdrawal or material modification thereof.
                           (d)      Binding Obligations. Each of this Agreement,
the Bridge Loan Agreement, the other Loan Documents, the Proceeds Account Agreement and the Dakota Loan Agreement, as any of the same may be amended, modified or restated, is, the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws or equitable principles affecting enforcement of creditors' rights generally at the time in effect). Each of the Loan Documents to which Dakota is a party and the Dakota Loan Agreement, as any of the same may be amended, modified or restated, is, the legal, valid and binding obligation of Dakota, enforceable against Dakota in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws or equitable principles affecting enforcement of creditors' rights generally at the time in effect). Each of the Loan Documents to which USMX is a party, as any of the same may be amended, modified or restated, is, the legal, valid and binding obligation of USMX, enforceable against USMX in accordance with their respective terms (except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws or equitable principles affecting enforcement of creditors' rights generally at the time in effect).

                           (e)      Litigation.  Except as indicated on Schedule
7.1(e), there is no action, proceeding or investigation pending or threatened in writing against or involving Borrower which alleges the violation of any laws, including Environmental Laws, or which questions the validity of this Agreement, the Bridge Loan Agreement, any of the other Loan Documents, the Proceeds Account Agreement Amendment or the Dakota Loan Agreement, or any action taken or to be taken pursuant to this Agreement, the Bridge Loan Agreement, any of the other Loan Documents, the Proceeds Account Agreement Amendment or the Dakota Loan Agreement or which questions the nature or extent of Borrower's record or equitable title to the Mining Properties or which might result, either in any case or in the aggregate, in any Material Adverse Effect on the business, operations, condition (financial or otherwise), aggregate properties or aggregate assets of Borrower or in any material liability on the part of Borrower.

                           (f)      Financial Statements; No Material Adverse
Change. The audited consolidated balance sheet of Dakota (including USMX and Borrower) as of December 31, 1996, and the related consolidated statements of income, cash flow and stockholders' equity of Dakota (including USMX and Borrower) for the period then ended, audited by KPMG Peat Marwick LLP and the unaudited consolidating balance sheets of Dakota (including USMX and Borrower) as of September 30, 1997, and the related unaudited consolidating statements of income, cash flow and stockholders' equity of Dakota (including USMX and Borrower) for the period then ended certified by officers of Dakota, USMX and Borrower, copies of which have been furnished to Lender, fairly present the financial condition of Borrower, Dakota and USMX as at such dates and the results of the operations of such Persons for the periods ended on such dates, all in accordance with GAAP consistently applied. None of Borrower, Dakota or USMX has on the date hereof any material Contingent Liability or liability for taxes, long-term leases or unusual forward or long-term commitments which are not reflected in such financial statements or listed in Schedule 7.1(f). Since such date, except as previously disclosed in writing to Lender, neither the business, operations or prospects of Borrower, Dakota or USMX, nor any of their respective properties or assets, have been affected by any occurrence or development (whether or not insured against) which would result, either in any case or in the aggregate, in a Material Adverse Effect on any such Person.

                           (g)      Other Agreements.  Except for Material
Agreements, Borrower is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or other corporate restriction which would, upon a default thereunder or otherwise, result in a Material Adverse Effect on Borrower, or materially impair the ability of Borrower to carry out its Obligations under this Agreement, or any of the Loan Documents.
                           (h)      Information Accurate.  Except as disclosed
to Lender on Schedule 7.1(h) hereto, none of the information delivered to Lender by Borrower, Dakota or USMX in connection with the transactions contemplated by this Agreement or the Bridge Loan Agreement, including any representation or warranty, contains any material misstatement of fact or omits to state a material fact, and all projections contained in any such information, exhibits or reports, including in particular the Feasibility Study and Original Development Plan, were based on information which when delivered was, to the best knowledge of Borrower, true and correct, and to the best knowledge of Borrower all calculations contained in such projections were accurate, and such projections presented Borrower's then-current estimate of its future business, operations and affairs and, since the date of the delivery of such projections, to the best knowledge of Borrower, there has been no material change in the assumptions underlying such projections, or the basis therefor or the accuracy thereof, except as disclosed on Schedule 7.1(h).

                           (i)      Employee Benefit Plans. Except as disclosed
on Schedule 7.1(i), Borrower has not established, does not maintain and has made no contributions to, nor has any liability with respect to, any Plan.

                           (j)      Title to Properties; Liens.

                                      (i)   With respect to those properties
owned in fee simple by Borrower which are subject to any of the Security Documents, Borrower is in exclusive possession of and owns such properties free and clear of all material defects of title, burdens on production or Liens except Liens disclosed in Schedule 7.1(j) and specifically identified in the Security Opinion.

                                     (ii) With respect to those  properties held
under  leases  or other  contracts  which  are  subject  to any of the  Security
Documents: (A) Borrower is in exclusive possession of such properties other than the airstrip located on those properties and any navigable waters; (B) Borrower has not received any notice of, and has no knowledge of any facts or circumstances that, with the passage of time or notice, or both, could result in any default of any of the terms or provisions of such leases or contracts; (C) under such leases and contracts Borrower has the authority to perform fully, and no provision thereof prohibits or would be breached by Borrower's performance of, its obligations under this Agreement and the other Loan Documents; (D) to the best of Borrower's knowledge and belief, such leases and contracts are valid and are in good standing; and (E) to the best of Borrower's knowledge and belief, the properties covered thereby are free and clear of all defects of title or Liens, except for those specifically identified in the Security Opinion or disclosed in Schedule 7.1(j) or in such leases or contracts. Borrower has delivered or will make available to Lender all information concerning title to the properties in Borrower's possession or control, or to which Borrower has access, which Lender requests.

                                    (iii) With respect to mining claims,  leases
and other property interests (for purposes of this Section 7.1(j)(iii), "Claims") which are subject to any of the Security Documents, except as provided in the Security Opinion: (A) the Claims are free of Liens, except as disclosed in Schedule 7.1(j); (B) to the best of Borrower's knowledge, (w) the Claims were properly located and monumented; (x) all required location and validation work was properly performed; (y) location notices and certificates were properly recorded and filed with appropriate Governmental Authority; and (z) all assessment work or fees, or both, required to hold the Claims has been performed in a manner consistent with generally accepted standards of major companies in the mining industry through the assessment year ending August 31, 1997; (C) all maintenance fees or rental payments have been duly and timely made in order to maintain the Claims through the rental year ending August 31, 1997; (D) all affidavits of assessment work and other filings required to maintain the Claims in good standing have been timely recorded or filed with appropriate Governmental Authority; and (E) Borrower has no knowledge of conflicting claims or leases, except overlaps to avoid gaps or to maintain parallel end lines, or inadvertent overstakings which do not materially impair Borrower's property position.
                                     (iv)  Except  as   disclosed   on  Schedule
7.1(j), no approval or consent of any Governmental Authority or any other party is necessary to authorize the execution and delivery of the Mortgage, the Second Mortgage, the Fourth Mortgage or any amendments thereto or of any other written Instrument constituting or evidencing the Obligations.

                           (k)      Securities Activities.  The proceeds of the
Loan hereunder will not be used to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934, as amended. Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation X of the Federal Reserve Board) or carrying any margin stock.

                           (l)      Solvency.  Borrower is not entering into
the arrangements contemplated by this Agreement, the Bridge Loan Agreement, any of the other Loan Documents, the Proceeds Account Agreement Amendment or the Dakota Loan Agreement with actual intent to hinder, delay or defraud either present or future creditors. On and as of the date hereof, and thereafter on and as of the date of the undertaking of any actions contemplated by this Agreement, after giving effect to the Loan, and all such Instruments, and to any fees and expenses in connection with such undertaking, (i) Borrower's property at a fair valuation, is, and will be, greater than the sum of its Indebtedness (including its Contingent Liabilities); (ii) the present fair salable value of Borrower's assets exceeds, and will exceed, the probable liability of Borrower on its Indebtedness (including its Contingent Liabilities) as they become absolute and mature; (iii) Borrower has not, and will not have, incurred, and does not intend to, or believe that it will, incur debts (including its Contingent Liabilities) beyond its ability to pay such debts as such debts mature (taking into account the timing and amounts of cash to be received by Borrower from any source, and of amounts to be payable on or in respect of its debts), and the cash available to Borrower after taking into account all other anticipated uses of the cash, is, and is anticipated to be, sufficient to pay all such amounts on or in respect of such debts (including its Contingent Liabilities), when such amounts are required to be paid; and (iv) subject to receipt of the Loan, Borrower has sufficient capital with which to conduct its business and Borrower's capital does not constitute unreasonably small capital with which to conduct its business. As used in clauses (i) through (iv) above, the terms therein shall have the meanings as used in Section 548 of the United States Bankruptcy Code, the Uniform Fraudulent Conveyance Act and any applicable state law concerning fraudulent conveyances as such may from time to time have been amended or developed by judicial interpretation to the date the representations herein are made.

                           (m)      Capital Structure of Borrower and USMX.
Borrower is a wholly-owned subsidiary of USMX. USMX is a wholly-owned subsidiary of Dakota. Borrower has no outstanding obligations to issue additional shares or other equity interests, including any stock or securities convertible into or exercisable or exchangeable for any shares of its capital stock or any rights or options to purchase any of the foregoing, or to convert any existing Indebtedness to equity interests in Borrower.

                           (n)      Hedging Contract Obligations.  Except as
set forth in Schedule 7.1(n), Borrower has no Hedging Contracts currently in effect for Gold.
                           (o)      Material Agreements; Absence of Default.
All of Borrower's Material Agreements are identified in Schedule 7.1(o). No event has occurred that, with notice or the passage of time, or both, would constitute or give rise to an event of default or a default, or any equivalent occurrence, by Borrower under any of the Material Agreements, and Borrower has not received any notice of an asserted default thereunder from any other Person that is a party to any such agreement.

                           (p)      Taxes and Other Payments.  Borrower has
filed all tax returns (including all property tax returns and other similar tax returns applicable to the Mining Properties) and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing and due and all claims for sums due for labor, material, supplies, personal property and services of every kind and character provided with respect to, or used in connection with the Mining Properties and no claim for the same exists except as permitted hereunder, except any such taxes, charges or amounts which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside on the books of Borrower.

                           (q)      Original Development Plan.  The Original
Development Plan was prepared in accordance with prudent mining practices and after diligent inquiry by Borrower, and Borrower is not aware of any facts or state of affairs which would materially hinder or prevent Borrower from operating the Mining Properties in accordance with the Original Development Plan and achieving, after allowance for existing royalty burdens, the net Gold production provided for therein.

                           (r)      Compliance With Laws.  Borrower is in
compliance with all laws, regulations and rules of federal, state and local Governmental Authorities

                           (s)      Environmental Laws.  Except as set forth in
Schedule 7.1(s):

                                      (i)   All facilities and property
(including underlying groundwater) comprising the Mining Properties have been, and continue to be, owned, operated, leased or utilized by Borrower in material compliance with all Environmental Laws.

                                     (ii) With respect to the Mining Properties,
there have been no past, and there are no pending or threatened claims, complaints, notices or requests for information received by Borrower with respect to any alleged violation of any Environmental Law.

                                    (iii)   There  have  been  no   Releases  of
Hazardous Materials at, on or under any property presently or formerly owned or operated by Borrower that singly, or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect on Borrower.

                                     (iv) No property now or  previously  owned,
operated or leased by Borrower is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to CERCLA, on the CERCLIS or any similar state list of sites requiring investigation or clean-up.

                                      (v)   There   are   no    underground   or
above-ground storage tanks, active or abandoned, including petroleum storage tanks, at, on or under any property now or previously owned, operated or leased by Borrower that singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect on Borrower.

                                     (vi) Borrower has not directly  transported
or directly arranged for the transportation of any Hazardous Material to any location which is listed or proposed for listing on the National Priorities List pursuant to CERCLA, on the CERCLIS or on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to material claims against Borrower for any remedial work, damage to natural resources or personal injury, including claims under CERCLA.

                                    (vii) There are no polychlorinated biphenyls
or friable asbestos present at any property now or previously owned, operated or leased by Borrower that, singly or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect with respect to Borrower.

                                   (viii)  No  conditions  exist at, on or under
any property now or previously owned, operated or leased by Borrower which, with the passage of time, or the giving of notice or both, would give rise to liability under any Environmental Law that, individually or in the aggregate, have, or may reasonably be expected to have, a Material Adverse Effect with respect to Borrower.
                           (t)      Borrowers' Indebtedness.  Except as
disclosed on Schedule 7.1(t) or specifically identified in the financial statements of Borrower identified in Section 7.1(f), Borrower has no existing Indebtedness (a) which is not in the ordinary course of business and (b) which involves an obligation of $100,000 or greater.

                           (u)      Insurance.  Borrower maintains in effect the
insurance identified in Schedule 8.4, and such insurance is with responsible and reputable insurance companies or associations in such amounts and covering such risks as is prudent and consistent with good operating practices.

                           (v)      NPMC Agreement and Lien.  The Project has
achieved "Commercial Production" as defined in the NPMC Agreement. As a result of achieving "Commercial Production" under the NPMC Agreement, NPMC is no longer entitled to a security interest in the real or personal property constituting the Project.

                                    ARTICLE 8

                        AFFIRMATIVE COVENANTS OF BORROWER

                  So long as the Loan, the Note or amounts Advanced to Borrower under the Bridge Loan Agreement shall remain unpaid, or any other Obligation of Borrower, or obligations of Dakota or USMX hereunder or under Agreements and Instruments entered into pursuant hereto, shall not have been fully performed or waived by Lender (including obligations of Borrower under the Hedging Agreement), Borrower shall, unless Lender otherwise consents in writing (which consent Lender may grant or withhold in its sole discretion), perform all covenants in this Article 8.

                  8.1 COMPLIANCE WITH LAWS, ETC. Borrower shall comply in all material respects with all applicable laws (including without limitation Environmental Laws), rules, regulations and orders, such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments, and governmental charges imposed upon its property, except to the extent contested in good faith and adequately reserved for in accordance with GAAP.

                  8.2   REPORTING REQUIREMENTS.  Borrower shall deliver to

Lender the reports, information and certificates set forth below:

                           (a)      Monthly Financial Information.  As soon as
available and in any event within 15 days after the end of each month, a consolidating balance sheet of Borrower, as of the end of such month and consolidating statements of income, cash flow and retained earnings of Borrower prepared in accordance with GAAP for such month and for the period commencing at the end of the previous year and ending with the end of such month, certified in a manner acceptable to Lender by the chief financial officer of Borrower.

                           (b)      Annual Financial Information.  As soon as
available and in any event within 105 days after the end of each year, a consolidating balance sheet of Dakota Mining Corporation (including USMX and Borrower), as of the end of such year and consolidating statements of income, cash flow and retained earnings of Dakota Mining Corporation (including USMX and Borrower) for such year and for the quarter prepared in accordance with GAAP, and audited by KPMG Peat Marwick LLP or other certified public accountants acceptable to Lender.

                           (c)      Statement of Project Reserves.  Not later
than March 31, 1998, Borrower shall submit to Lender a certificate, certified by the presidents of each of Borrower and USMX, indicating the calculations of the Project Proven and Probable Reserves as at December 31, 1997, with such certificate referred to as a "Statement of Reserves."

                           (d)      ERISA Information.  Promptly after the
filing or receiving thereof (if any), copies of all material reports and notices under ERISA which Borrower files with or receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor.

                           (e)      Environmental Matters.  Promptly after the
filing or receiving thereof, copies of all notices which Borrower receives from any Governmental Authority alleging its noncompliance with Environmental Laws and any replies of Borrower filed in response thereto.

                           (f)      Litigation.  Promptly after initiation
thereof, notice of any litigation by or against Borrower, USMX, or the Mining Properties, or litigation against Borrower's or USMX's other properties which could have a Material Adverse Effect on Borrower or USMX.

                           (g)      Monthly Project Reports.  No later than the
15th day of each month, Borrower shall submit to Lender a report concerning production and operations of the Project during the preceding month, and showing metallurgical balances, production and cost information and statistics, to include actual expenditures contrasted with projected expenditures as budgeted in the Interim Operating Budget, in form and substance reasonably acceptable to Lender. In addition, not later than the fifth day of each month, or at any other time as reasonably requested by Lender, Borrower shall submit to Lender a Payable Aging Report.
                           (h)      Annual Development Plan Update.  Not later
than March 31, 1998, deliver to Lender for review and approval a revised and updated Original Development Plan, which will include estimated working capital requirements of the Project through Start-up.

                           (i) Quarterly Hedging Contract Reports. Not later than 60 days after the end of each quarter thereafter, a report of all Hedging Contracts of Borrower as of the close of the preceding quarter, unless such Hedging Contracts have been entered into with Lender.

                           (j)      Other Information.  Such other information
respecting the condition or operations, financial or otherwise, of Borrower as Lender may from time to time reasonably request.

                  8.3 INSPECTION. At any reasonable time during normal business hours and from time to time, on reasonable notice, Borrower shall permit Lender or its agents or representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, Borrower and to discuss the affairs, finances and accounts of Borrower with any of its officers, directors, employees or agents. Borrower will not be responsible for injuries to or damages suffered by agents or representatives of Lender while visiting the properties of Borrower unless such injuries or damage are caused or contributed to by the negligence or willful misconduct of Borrower or its employees or agents.

                  8.4   MAINTENANCE OF INSURANCE.  Borrower   shall   maintain
with respect to the Mining Properties, the Project and Borrower's other assets and business generally, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is prudent and consistent with good operating practices, with such insurance listed in
Schedule 8.4. All such insurance shall name Lender as an additional insured or as loss payee, as the case may be, and shall contain an endorsement providing that such insurance cannot be terminated without at least ten days' prior notice to Lender.
                  8.5 MAINTENANCE OF EQUIPMENT, ETC. Borrower shall maintain and preserve all equipment and other personal property which is material to the proper conduct of the Project in good working order and condition, ordinary wear and tear excepted, in accordance with maintenance requirements specified in connection with manufacturer's warranties therefor.

                  8.6 KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Borrower shall keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP consistently applied, reflecting all financial transactions of Borrower.

                  8.7 PRESERVATION OF EXISTENCE, ETC. Borrower shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and will qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership of its properties.

                  8.8 CONDUCT OF BUSINESS. Borrower shall engage solely in the business of exploring for and mining gold and by-product metals at the

Mining  Properties  and  vicinity,   and  in  activities  incident  thereto,  in
accordance with generally accepted industry practices and the Interim Operating Budget.

                  8.9 NOTICE OF DEFAULT. Borrower shall furnish to Lender as soon as possible and in any event within five Business Days after the occurrence of each Event of Default or each event or condition which with the giving of notice or lapse of time, or both, would constitute an Event of Default, continuing on the date of such statement, a statement of the president or chief financial officer of Borrower setting forth the details of such Event of Default or event or condition, and the action which Borrower proposes to take with respect thereto.

                  8.10 DEFENSE OF TITLE. Borrower shall defend,at its expense, title to the Mining Properties, as such title is represented and warranted in
Section 7.1(j), and the Liens in favor of Lender under the Security Documents and maintain and preserve such Liens as first Liens upon the properties and interests subject to the Security Documents, subject only to Permitted Liens.

                  8.11 OPERATION OF THE PROJECT; COMPLETION; ASSIGNMENT OF CONTRACTS. Assignment of Contracts. Borrower agrees to use all commercially reasonable efforts to maintain, develop and operate the Mining Properties and the Project in accordance with prudent mining industry practices.

                  8.12 MAINTENANCE OF THE MINING PROPERTIES. Borrower agrees to maintain its property rights and interests in the Mining Properties in full force and effect, and to do all acts reasonably determined by Borrower to be necessary to preserve such rights and interests, including, by way of example and not limitation: (i) payment and performance of all terms of leases pertaining to such rights and interests, (ii) timely performance of work reasonably intended to satisfy any annual assessment work requirements for unpatented mining or millsite claims included in such properties or timely payment of appropriate sums in lieu of performance of assessment work, (iii) timely filing of federal, provincial and state notices with respect thereto, and
(iv) payment under Section 6.1 of the NPMC Agreement of any Advance Minimum Royalty (as defined in the NPMC Agreement) as they come due, if Commercial Production (as defined in the NPMC Agreement) has not been achieved; provided, however, that Borrower may, in the ordinary course of business, abandon unpatented mining or millsite claims and/or leased properties which Borrower reasonably believes do not warrant further maintenance expenditures.

                  8.13 PROJECT MONITORING. In addition to any reporting and other obligations of Borrower pursuant to this Article VIII, Borrower shall consult with Lender and its agents regarding management of the Project through Completion, with such consultations to include:

                           (a)      Review and approval of and, to the extent
deemed necessary or desirable by Lender and its agents in Lenders sole judgment, modification of, the Project Capital Costs and of the mining, construction and other working plans related to the Project, and any budgets associated therewith, approval of which Lender may withhold in its sole discretion reasonably exercised based on prudent mining practices; and

                           (b)      Review and approval of the final decision
regarding the commitment of funds necessary for Start-up in Fiscal Year 1998, approval of which Lender may withhold in its sole discretion reasonably exercised based on prudent mining practices.

                  8.14 RELEASE OF LIENS. Borrower shall cause the termination and release of the security interest granted to NPMC in any or all of the real or personal property constituting the Project and all Liens granted to NPMC thereby no later than March 15, 1998.

                  8.15 DELIVERY OF PROJECT PRODUCTION TO HANDY & HARMAN. Borrower shall deliver or cause to be delivered all production of gold and other Precious Metals, including dore, from the Project solely to Handy & Harman in Attleboro, Massachusetts for refining.

                  8.16 DELIVERY OF INTERIM OPERATING BUDGET. Borrower shall deliver to Lender the Interim Operating Budget no later than February 18, 1998.

                                    ARTICLE 9

                         NEGATIVE COVENANTS OF BORROWER

                  So long as the Loan, the Note or amounts Advanced to Borrower under the Bridge Loan Agreement shall remain unpaid, or any other Obligation of Borrower, or obligations of Dakota or USMX hereunder or under Agreements and Instruments entered into pursuant hereto, shall not have been fully performed by Borrower, Dakota or USMX, as the case may be, or waived by Lender (including obligations of Borrower under the Hedging Agreement), Borrower shall, unless Lender otherwise consents in writing (which consent Lender may grant or withhold in its sole discretion), perform all covenants in this Article 9.

                  9.1   INDEBTEDNESS.Borrower shall not directly or indirectly,
create,   incur, assume  or  suffer  to  exist  any  Indebtedness  except  (a)
Indebtedness hereunder and under the Note; (b) Indebtedness under the Bridge Loan Agreement; (c) Indebtedness secured by Liens permitted by Section 9.2; (d) Indebtedness existing on the date hereof disclosed to Lender; (e) unsecured trade payables; (f) Indebtedness incurred in the ordinary course of business;
(g) Indebtedness consisting of purchase or leasehold obligations associated with the Project contemplated by the Original Development Plan; and (h) Indebtedness incurred by Borrower for purposes of developing the Illinois Creek Gold Property in accordance with the Original Development Plan which has been approved by Lender, such approval not to be unreasonably withheld by Lender.

                   9.2 LIENS, ETC. Borrower shall not,directly or indirectly, create, incur, assume or suffer to exist, any Lien, upon or with respect to any portion of the Mining Properties, now owned or hereafter acquired, or assign or otherwise convey any right to receive the production, proceeds or income therefrom, except:

                           (a)     Liens for taxes, assessments or governmental
charges or levies if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings;
                           (b)      Liens imposed by law, such as carriers,
warehousemen and mechanics' liens and other similar liens arising in the ordinary course of business associated with amounts not yet due and payable, or which are being disputed in good faith by Borrower;

                           (c)      Liens of purchase money mortgages and other
security interests on equipment acquired, leased or held by Borrower or USMX (including equipment held by Borrower or USMX as lessee under leveraged leases) in the ordinary course of business related to the Project to secure the purchase price of or rental payments with respect to such equipment or to secure indebtedness incurred solely for the purpose of financing the acquisition (including acquisition as lessee under leveraged leases), construction or improvement of any such equipment to be subject to such mortgages or security interests, or mortgages or other security interests existing on any such equipment at the time of such acquisition, or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that no such mortgage or other security interest shall extend to or cover any equipment other than the equipment being acquired, constructed or improved, and no such extension, renewal or replacement shall extend to or cover any property not theretofore subject to the mortgage or security interest being extended, renewed or replaced, and provided further, that any such Indebtedness shall not otherwise be prohibited by the terms of this Agreement;

                           (d)      Liens outstanding on the date hereof and
described in Schedule 7.1(j) hereto;

                           (e)      Liens securing subordinated Indebtedness
permitted by Section 9.1(e);

                           (f)      Liens arising under the Security Documents
and under this Agreement;

                           (g)      the Lien or any right of distress reserved
in or exercisable under any lease for rent and for compliance with the terms of such lease, provided there is no rent in arrears under such lease;

                           (h)      cash labor or governmental obligations
deposited in the ordinary course of business in connection with contracts, bids, tenders or to secure workmen's compensation, unemployment insurance, surety or appeal bonds, costs of litigation, when required by law, public and statutory obligations, Liens or claims incidental to current construction, mechanics', warehousemen's, carriers' and other similar Liens;

                           (i)      Liens given in the ordinary course of
business to a public utility or any municipality or governmental or other public authority when required by such utility or municipality or governmental or other authority in connection with the operations of Borrower;

                           (j)      easements, rights-of-way and servitudes
which in the opinion of Lender (in its sole discretion, reasonably exercised) will not in the aggregate materially impair the use of the Illinois Creek Gold Property by Borrower for the Project;

                           (k)     title defects or irregularities which in the
opinion of Lender (in its sole discretion, reasonably exercised) are of a minor nature and in the aggregate will not materially impair the use of the Illinois Creek Gold Property for the Project or materially affect the security created hereby; and

                           (l)      all rights reserved to or vested in any
governmental body by the terms of any lease, license, franchise, grant or permit held by Borrower or by any statutory provision to terminate any such lease, license, franchise, grant or permit or to require annual or other periodic payments as a condition of the continuance thereof or to distrain against or to obtain a lien on any property or assets of Borrower in the event of failure to make such annual or other periodic payments.

                  9.3 ASSUMPTIONS, GUARANTEES, ETC. OF INDEBTEDNESS OF OTHER PERSONS. Without the written permission of Lender, which may be withheld in Lender's sole discretion reasonably exercised, Borrower shall not, directly or indirectly, assume, guarantee, endorse or otherwise become directly or contingently liable (including, without limitation, liable by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in the debtor or otherwise to assure the creditor against loss) in connection with any Indebtedness of any other Person, except guarantees by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, or in respect of provision of labor or materials for the Project or in connection with bonds, letters of credit or other security posted by Borrower in the ordinary course of business in connection with the Project.

                  9.4 INVESTMENTS IN OTHER PERSONS. Borrower shall not directly or indirectly, make any loan or advance to any Person utilizing loan proceeds or exceeding at any one time outstanding an aggregate of $50,000. Borrower shall not, without the written approval of Lender, purchase or otherwise acquire the capital stock, assets, or obligations of, or any interest in, any Person (other than readily marketable direct obligations of the United States of America and certificates of time deposit issued by Lender or commercial banks of recognized standing operating in the United States of America or other investment grade instruments reasonably approved by Lender).

                  9.5 MERGERS, CHANGES IN CAPITAL STRUCTURE, ETC. Borrower shall not, directly or indirectly, merge or consolidate with any Person, or sell, assign, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to any Person, or acquire (whether in one transaction or in any series of transactions) all or substantially all of the assets of any Person, without the prior written consent of Lender. Borrower will not establish, or enter into agreements or other arrangements which obligate Borrower to establish any capital structure which consists of equity interests in Borrower other than the common stock of Borrower currently issued and outstanding.

                  9.6 RESTRICTION ON DIVIDENDS, REDEMPTIONS AND OTHER DISTRIBUTIONS AND PAYMENTS TO CERTAIN PERSONS. Other than as provided in
Section 3.11(a), Borrower shall not declare, order, pay or make any dividend or other distribution or payment, directly or indirectly, in respect of any shares of any class of stock of Borrower, now or hereafter outstanding, or with respect to any Indebtedness or other obligation of Borrower to USMX or Dakota, now existing or hereafter arising.

                  9.7 LIMITATIONS ON HEDGING CONTRACTS. Borrower shall not, directly or indirectly, enter into or be a party to any (a) Hedging Contracts,
(b) Price Fixing Commitments or (c) any production payments (other than currently existing royalties on production of the Project) without the prior written consent of Lender, in its sole discretion.

                  9.8 SALE OF PROJECT ASSETS. Borrower shall not, directly or indirectly, sell, transfer, assign or otherwise dispose of any of its assets or properties related to the Project, except for sales of Precious Metals, other mineral production and other properties and assets related to the Project, except as provided by Section 8.12 and except for disposition of equipment that is replaced by equipment of equal or higher capacity or value.

                  9.9 RESTRICTIONS ON CAPITAL EXPENDITURES, ETC. Borrower shall not, directly or indirectly, incur expenditures for capital improvements or exploration expense at the Project or on other properties of Borrower other than as approved by Lender in its sole discretion reasonably exercised based on prudent mining practices.

                  9.10 ARM'S LENGTH AND TAKE OR PAY CONTRACTS. Borrower will not, directly or indirectly, enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement
(a) is on terms less  favorable  than are  available  for  similar  property  or services between or among unrelated third parties in an arm's length transaction, or (b) by its express terms requires that payment be made by Borrower regardless of whether or not such materials, supplies, other property or services are delivered or furnished to it.

                  9.11 RESTRICTIVE AND INCONSISTENT AGREEMENTS; MODIFICATION OF MATERIAL CONTRACTS. Borrower will not enter into any agreement or undertaking or incur or suffer any obligation prohibiting or inconsistent with the performance by Borrower of the Obligations. Borrower shall not agree to any material amendments or modifications to any Material Agreements without the written consent of Lender.


                                   ARTICLE 10

                                EVENTS OF DEFAULT

                  10.1 EVENT OF DEFAULT. Each of the following events shall be an "Event of Default" hereunder and under the Bridge Loan Agreement, however, the Lender's right to exercise it's right of demand, at any time, for repayment hereunder is not conditioned on the occurrence or existence of a Default or Event of Default:
                           (a)      Nonpayment.  Borrower shall fail to pay any
principal when due hereunder (whether at scheduled payment dates or on demand or otherwise) or shall fail to pay interest hereunder or on the Note when due, or shall fail to pay any principal or interest when due under the Bridge Loan Agreement.

                           (b)      Other Defaults.  Borrower, Dakota or USMX
shall fail to observe or perform any of their covenants, undertakings or agreements contained in this Agreement, the Bridge Loan Agreement or any other Loan Document.
                           (c)      Representation or Warranty.  Any
representation or warranty made by Borrower, Dakota or USMX (or any of their officers) under or in connection with this Agreement or the other Loan Documents shall prove to have been incorrect in any material respect when made.

                           (d)  Cross-Default.  A default  shall occur under the
Bridge Loan Agreement or any of the other Loan Documents, or Borrower or USMX shall fail to pay any Indebtedness in excess of $100,000 in principal amount (but excluding Indebtedness evidenced by the Note), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure to pay is not being contested by USMX or Borrower, as appropriate, in good faith; or any other default under any agreement or instrument relating to any such Indebtedness or to any Indebtedness of Dakota or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, unless such default or event shall be waived by the holders or trustees for such Indebtedness; or any such Indebtedness or Indebtedness of Dakota shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

                           (e)      Insolvency.  Any of Borrower, Dakota or USMX
shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower, Dakota or USMX seeking to adjudicate it a bankrupt or insolvent, or seeking a liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of any order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, if instituted against Borrower, Dakota or USMX, shall remain undismissed for a period of 60 days; or Borrower, Dakota or USMX shall take any corporate action to authorize any of the actions set forth in this paragraph(e).

                           (f)      Judgments.  A final judgment or order for
the payment of money in excess of $100,000 shall be rendered against Borrower, Dakota or USMX and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect for any period of ten consecutive days.

                           (g)      Security Interest.  Any of the Security
Documents after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to create a valid and perfected first priority security interest in any of the Collateral purported to be covered thereby, except pursuant to Section 9.2, or Borrower, Dakota or USMX shall so state in writing.
                           (h)      Guaranties.  Either of the Guaranties shall
cease to be effective and enforceable in accordance with its terms, or Borrower, Dakota or USMX shall so state in writing, or any default shall occur thereunder.

                           (i)      Condemnation.  Any of the property or assets
of Borrower, Dakota or USMX in the Mining Properties is taken by power of expropriation or eminent domain or sold under threat of such taking, or possession of any material portion of the lands necessary for the operation of the Project is taken through exercise of such power.

                           (j)      Regulatory Action.  Any Governmental
Authority shall take any action with respect to Borrower, Dakota, USMX, the Project or the Project Permits or any other Collateral subject to the Mortgage which would have a Material Adverse Effect on Borrower, Dakota, USMX, operations on the Project or Borrower's ability to repay the Loan unless such action is set aside, dismissed or withdrawn within 90 days of its institution or such action is being contested in good faith and its effect is stayed during such contest.

                           (k)      Adverse Project Developments.  If any of the
 following occurs:

                                      (i)   The Project is abandoned or
terminated, or the Board of Directors of Borrower, Dakota or USMX elects not to proceed with the Project for whatever reason;

                                     (ii)  Borrower,  USMX or Dakota  either (a)
sells or otherwise transfers any interest in the Illinois Creek Gold Property to any other Person other than the Borrower, or (b) enters into a joint venture agreement, partnership, operating agreement or any other similar kind of agreement with any other Person pursuant to which such other Person has a direct or indirect interest in any portion of the Illinois Creek Gold Property or in the production therefrom or the proceeds thereof, and Borrower, Dakota or USMX and such other Person have agreed to the shared, cooperative or joint maintenance, exploration, development or exploitation of such portion of the Illinois Creek Gold Property;

                                    (iii) USMX breaches any agreement,  covenant
or undertaking under the NPMC Agreement;

                                     (iv) A material  adverse change occurs with
respect to the Project Permits.

                           (l)      Default Under Hedging Contract.  Any
condition or event or combination thereof exists under a Hedging Contract which, of itself, or, with notice or the passage of time, will constitute a default by Borrower or USMX under such contract or give rise to remedies of the other party of acceleration of time of performance by Borrower or USMX of its obligations thereunder.

                           (m)      Default Under Other Agreements.  Any default
or event of default occurs under any of the following documents and agreements as any such document may hereafter be modified or supplemented in accordance with its terms:

                                      (i)   the Pledge and Security Agreement,
dated as of July 28, 1997, made by Dakota in favor of Lender;

                                     (ii)   the Intercreditor Agreement;

                                    (iii)   the Proceeds Account Agreement;

                                     (iv)   the Proceeds Account Agreement
                                            Amendment;

                                      (v)   the Dakota Loan Agreement; or

                                     (vi)   the Gerald Metals Agreement.

                  10.2     REMEDIES

                           (a)      Payment of the Principal Amount of the Loan,
all accrued and unpaid interest thereon and any other amounts owed to Lender hereunder is due on demand and in no event does an Event of Default have to occur for the Lender to demand payment hereunder. The preceding listing of Events of Default in Section 10.1 is intended to provide a guideline of conduct by Borrower, including events, the occurrence of which, will cause the Lender to make demand.

                           (b)      Upon the occurrence of an Event of Default
or the failure of Borrower to make any payments to Lender in accordance with Lender's demand, in addition to any other remedies that Lender may have hereunder, Lender shall have the right to elect, upon notice to Borrower, to exercise its rights under the assignment of production in the Mortgage.

                           (c)     In the case of an Event of Default specified
in Section 10.1(f) all amounts owed by Borrower hereunder shall be immediately due and payable on the date of such event.

                           (d)      Upon the occurrence of an Event of Default
or the failure of Borrower to make any payments to Lender in accordance with Lender's demand, all of the remedies provided to Lender in all of the Security Documents shall immediately become available to Lender.

                           (e)      Except as expressly provided above in this
Section 10.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived.


                                   ARTICLE 11

                                  MISCELLANEOUS

                    11.1 AMENDMENTS, ETC. Except as otherwise expressly provided in this Agreement, no amendment or waiver of any provision of this
Agreement or of the Note or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and, in the case of any amendment, by Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    11.2 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including telex, telegraphic and
facsimile  communication)  and  mailed,   transmitted,   telegraphed,   sent  by
facsimile, or delivered,

                  if to Borrower,
                           USMX OF ALASKA, INC.
                           c/o Dakota Mining Corporation
                           1560 Broadway, Suite 880
                           Denver, Colorado  80202
                           Attention:       Chief Financial Officer
                           Telephone:       (303) 573-0221
                           Facsimile:       (303) 573-9712

                  and if to Lender,
                           N M Rothschild & Sons Limited
                           New Court, St. Swithin's Lane
                           London EC4P 4DU
                           Attention:       Nick Wood
                           Telephone:       011 44-171-280-5000
                           Facsimile:       011 44-171-280-5139;

                  with a copy to
                           Rothschild Denver Inc.
                           2150 Republic Plaza
                           370 Seventeenth Street
                           Denver, Colorado 80202
                           Attention:       Mark Williamson
                           Telephone:       (303) 607-9890
                           Facsimile:       (303) 607-0998

as to each party, at such other address or number as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective (a) when received, if mailed by registered or certified mail or physically delivered; (b) five days after being sent by mail, if sent by ordinary mail; and (c) upon confirmation of transmission, if sent by telex or facsimile on a Business Day, addressed in each case as aforesaid, except that notices to Lender under Articles 2 or 3 shall not be effective until received by Lender.

                  11.3 NO WAIVER; REMEDIES. No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder or under the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder or under the Note preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  11.4 COSTS, EXPENSES AND TAXES. Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement (and any amendment to this Agreement), the Loan Documents (expressly including the Bridge Loan
Agreement), and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of legal counsel and any independent consultants to Lender and all other out-of-pocket expenses of Lender, and all costs and expenses, if any, in connection with the enforcement of this Agreement (and any amendment to this Agreement), the Loan Documents (expressly including the Bridge Loan Agreement), and the other documents to be delivered hereunder. All such expenses will be itemized in reasonable detail. In addition, Borrower shall pay any and all stamp, mortgage recording and other taxes, filing fees or charges payable or determined to be payable in connection with the execution and delivery of this Agreement (and any amendment to this Agreement), the Loan Documents (expressly including the Bridge Loan Agreement), and the other documents to be delivered hereunder, and agrees to save Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes, filing fees or charges.

                  11.5 BINDING EFFECT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns; provided that Borrower shall not have the right to assign any of its rights or obligations hereunder or any interest herein without the prior written consent of Lender. Lender may assign to its successors and affiliates, or may grant participations to one or more banks or other Persons in or to all or any part of, and may assign to one or more banks or other Persons all or any part of, this Agreement, the Loan Documents and the Loan, and, to the extent of such assignment, such assignee shall have the same obligations, rights and benefits with respect to Borrower as it would have had if it were Lender hereunder.

                  11.6 GOVERNING LAW. THIS AGREEMENT AND THE NOTE AND THE OTHER LOAN DOCUMENTS, EXCEPT THE SECURITY DOCUMENTS, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, INCLUDING THE CONFLICTS OF LAW PROVISIONS THEREOF. THE SECURITY DOCUMENTS SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED THEREIN, OR IF NONE IS SPECIFIED, BY THE LAWS OF THE JURISDICTION IN WHICH THE COLLATERAL SUBJECT THERETO IS PRINCIPALLY LOCATED.

                  11.7 VENUE; SUBMISSION TO JURISDICTION. FOR THE PURPOSE OF ASSURING THAT LENDER MAY ENFORCE ITS RIGHTS UNDER THIS AGREEMENT, BORROWER, FOR ITSELF AND ITS SUCCESSORS AND ASSIGNS, HEREBY IRREVOCABLY (A) AGREES THAT ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING AGAINST BORROWER, OR BY BORROWER AGAINST LENDER, ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING SHALL BE INSTITUTED ONLY IN STATE AND FEDERAL COURTS LOCATED IN THE CITY AND COUNTY OF DENVER, COLORADO OR, IN THE CASE OF THE SECURITY DOCUMENTS, IN THE VENUES SPECIFIED THEREIN; (B) WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO SUCH VENUE OF ANY SUCH ACTION, SUIT OR PROCEEDING OR ANY CLAIM OF FORUM NON CONVENIENS; (C) SUBMITS ITSELF TO THE NONEXCLUSIVE JURISDICTION OF ANY SUCH STATE OR FEDERAL COURT FOR PURPOSES OF ANY SUCH ACTION, SUIT OR PROCEEDING; AND (D) WAIVES ANY IMMUNITY FROM JURISDICTION TO WHICH IT MIGHT OTHERWISE BE ENTITLED IN ANY SUCH ACTION, SUIT OR PROCEEDING WHICH MAY BE INSTITUTED IN ANY SUCH STATE OR FEDERAL COURT, AND WAIVES ANY IMMUNITY FROM THE MAINTAINING OF AN ACTION AGAINST IT TO ENFORCE IN ANY SUCH STATE OR FEDERAL COURT OR ELSEWHERE, ANY JUDGMENT FOR MONEY OBTAINED IN ANY SUCH ACTION, SUIT OR PROCEEDING AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY IMMUNITY FROM EXECUTION. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF THE AFORESAID COURTS BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER, BY CERTIFIED OR REGISTERED MAIL, AT THE ADDRESS SPECIFIED FOR BORROWER IN SECTION 11.2.

                  11.8 WAIVER OF JURY TRIAL. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE

LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

                  11.9 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  11.10 INCONSISTENT PROVISIONS. In the event of any conflict between this Agreement and any of the Security Documents, the provisions of this Agreements shall govern and be controlling.

                  11.11 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement.

                  11.12 CONCERNING THE SECURITY DOCUMENTS. In the event that any amount payable by Dakota or USMX under any Security Document is not paid in accordance with the terms thereof, Borrower agrees to pay such amount to the extent not so paid.

                  11.13 NO THIRD PARTY BENEFICIARY. Nothing herein contained shall be construed to confer upon any other party, other than Lender, the rights of a third party beneficiary. No reference to Liens on Schedule 7.1(j) or other Permitted Liens shall be deemed to constitute a recognition or acceptance by Borrower or Lender for the benefit of the holders of such Liens, as to the validity, subsistence or priority of such Liens.

                  11.14 SEVERABILITY. The invalidity of any one or more covenants, phrases, clauses, sentences or paragraphs of this Agreement shall not affect the remaining portions of this Agreement or any part hereof, and in case of any such invalidity, this Agreement shall be construed as if such invalid covenants, phrases, clauses, sentences or paragraphs had not been inserted.

                  11.15   ACKNOWLEDGMENTS.  Borrower hereby acknowledges that:

                           (a)      it has been advised by counsel in the
negotiation, execution and delivery of this Agreement and the other Loan Documents;

                           (b)      Lender does not have any fiduciary duty or
relationship to or with Borrower; and

                           (c) no joint  venture  exists  between  Borrower  and
Lender.

                  11.16 CONFIDENTIALITY. Lender agrees that it will keep confidential and not disclose or divulge any confidential, proprietary, or secret information that Lender may obtain from Dakota, USMX or Borrower pursuant to financial reports and other material submitted by Dakota, USMX or Borrower to Lender pursuant to this Agreement, or pursuant to visitation or inspection rights granted hereunder, unless such information is known, or until such information becomes known, to the public; provided, however, that Lender may disclose such information to its attorneys, accountants, consultants and other professionals in connection with the provision of professional services to the Lender.

                  11.17 ENTIRE AGREEMENT; MERGER. This Agreement and the other Loan Documents represent the final agreement among the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten oral agreements among the parties hereto, and there are no promises, undertakings, representations or warranties by Lender relative to the subject matter hereof not expressly set forth or referred to herein.


                   [balance of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                                     USMX OF ALASKA, INC.


                                                     By:
                                      Name:
                                     Title:


                                                     By:
                                      Name:
                                     Title:


                                     PER PRO


                                                   N M ROTHSCHILD & SONS LIMITED

EXHIBIT B.


                        BRIDGE LOAN AGREEMENT, PROMISSORY
                           NOTE AND SECURITY AGREEMENT


         This Bridge Loan Agreement, Promissory Note and Security Agreement (the "Agreement") is made as of February 11, 1998 by and between USMX OF ALASKA, INC., a corporation organized and existing under the laws of Alaska ("Borrower") and N M ROTHSCHILD & SONS LIMITED, a company organized and existing under the laws of England ("Lender").

                                    Recitals

         A. Pursuant to a Credit Agreement dated as of July 11, 1996, as amended by a First Amendment dated as of November 15, 1996, a Second Amendment dated as of July 28, 1997 and a Third Amendment dated as of September 19, 1997 (collectively, the "Existing Credit Agreement") Lender has advanced certain loans to Borrower to partially fund development of the Illinois Creek Gold
Property in Alaska. The terms of the Existing Credit Agreement are being modified pursuant to an Amended and Restated Credit Agreement dated as of February 11, 1998 (the "Restated Credit Agreement") pursuant to which the credit facility is being changed to a demand loan and other modifications set forth in the Restated Credit Agreement will be implemented.

         B. Borrower is the wholly owned subsidiary of USMX, Inc., a Delaware corporation ("USMX"), which is in turn a wholly owned subsidiary of Dakota Mining Corporation, a corporation continued under the Canada Business Corporation Act ("Dakota"). Dakota is currently experiencing a cash flow shortfall of approximately $450,000 per month and is exploring various potential arrangements to respond thereto, including the sale of the Illinois Creek Gold Property or the sale of Borrower, or a merger or consolidation or other corporate restructuring involving one or more of Dakota, USMX and/or Borrower.

         C. Subject to all terms and conditions hereof, Lender is willing to loan additional funds to Borrower, on a secured, demand loan basis, as more particularly provided herein, which funds will be used by Borrower exclusively to make loans to Dakota on an unsecured, unsubordinated basis, to assist Dakota in meeting such cash flow shortfalls.

                                    Agreement

         NOW, THEREFORE, in consideration of the following mutual covenants and agreements, Borrower and Lender hereby agree as follows.

         1. Defined Terms. All capitalized terms used but not defined herein shall have the meanings given thereto in the Restated Credit Agreement. Lender and Borrower further agree that in this Agreement, unless otherwise expressly indicated, the following terms shall have the meanings indicated below:

         "Advance Request" shall be a written request by Borrower, in form acceptable to Lender in its sole discretion, for an Advance of funds as a loan hereunder, to be utilized for purposes identified in the Monthly Budget. Such Advance Request shall specify in detail the uses of the funds which are requested to be Advanced, and shall be accompanied by supporting invoices or other documentation as Lender may require in its sole discretion.

         "Monthly Budget" shall mean a budget of anticipated expenses to be incurred by Dakota during a specified calendar month.

         "Obligations" means all obligations of Borrower (monetary or otherwise) arising under or in connection with this Agreement, the Restated Credit Agreement, each other Loan Document and each other document or instrument executed by Borrower and delivered to Lender or to any other Person as required or contemplated by this Agreement.

         2. Incorporation of Provisions of Restated Credit Agreement. Borrower and Lender hereby incorporate by reference and make a part of this Agreement the following provisions of the Restated Credit Agreement, it being the agreement and understanding of Borrower and Lender that such provisions (and defined terms used therein), as applied to the loan and other agreements of Borrower and Lender under this Agreement, are agreed to have been modified as necessary to refer to this Agreement, the indebtedness evidenced hereby and to apply to the transactions contemplated by this Agreement.

                  Section 1.2            Accounting Principles
                  Section 3.4            Interest
                  Section 3.8            Increased Costs and Reduction in Return
                  Section 3.9            Payments and Computations
                  Section 3.10           Payment on Non-Business Days

                  Section 3.11           Taxes
                  Section 3.12           Proceeds Account
                  Article 5              Collateral Security
                  Article 7              Representations and Warranties
                  Article 8              Affirmative Covenants of Borrower
                  Article 9              Negative Covenants of Borrower
                  Article 10             Events of Default
                  Article 11             Miscellaneous

         3.       Loan Commitment, Bridge Note, Use of Proceeds, etc.

                  a. Loan Commitment. Subject to all terms and conditions hereof, Lender agrees to Advance as loans to Borrower on a demand basis from time to time, sums not to exceed the aggregate amount of One Million One Hundred Thousand Dollars ($1,100,000) (the "Maximum Bridge Loan Amount"). Notwithstanding the foregoing reference to loans to Borrower hereunder not to exceed the Maximum Bridge Loan Amount, Borrower and Lender expressly agree that Lender has not committed itself hereby or otherwise to making loans to Borrower up to such amount and that Lender may at any time, in its sole and absolute discretion, elect not to make further Advances of loans to Borrower hereunder. Borrower further acknowledges its understanding and agreement that any loans which are made by Lender hereunder are demand loans, payable in full upon demand by Lender, which demand Lender may make at any time in its sole and absolute discretion. Interest on the loans Advanced to Borrower hereunder shall accrue at the rates, including the Default Rate if applicable, and shall be payable at the times and in the manner provided in the Restated Credit Agreement with respect to the loans contemplated thereby.

                  b. Bridge Note. This Agreement shall constitute a promissory note, payable to the order of Lender on demand, in the full amount of the loans Advanced to Borrower hereunder (the "Bridge Note"). Borrower hereby acknowledges and agrees that it is personally obligated and fully liable for the amount due under the Bridge Note (i.e., for all principal, interest and fees hereunder). The Lender has the right to sue on the Bridge Note and obtain a personal judgment against Borrower for satisfaction of the amount due under the Bridge Note either before or after a judicial foreclosure of the collateral hereof under Alaska Statute 09.45.170 - 09.45.220.

                  c. Use of Proceeds. The proceeds of the loans Advanced to Borrower hereunder shall be utilized by Borrower exclusively to make unsecured demand loans to Dakota, at an annual interest rate at least equal to the interest rate payable by Borrower hereunder, to be utilized by Dakota exclusively for the purposes set forth in the Advance Request giving rise to an Advance hereunder, all pursuant to a Demand Promissory Note substantially in the form of Exhibit A hereto (the "Dakota Demand Note"). Borrower shall not agree to any subordination or postponement of its rights to receive from Dakota repayment of such loans on demand. Borrower will cause all principal, interest and other payments by Dakota pursuant to the Dakota Demand Note to be made directly to the Proceeds Account.

                  d. Advance Procedures. Not later than the 25th day of each month which occurs prior to the first to occur of (i) Lender's demand for payment of amounts due hereunder and (ii) Lender having Advanced to Borrower the maximum amount contemplated by Paragraph 3.a. hereof, Borrower will deliver to Lender a Monthly Budget for the following calendar month. Such Monthly Budget shall be subject to the review and approval of Lender in its sole discretion. If a Monthly Budget is approved by Lender in writing, on Monday of each week included in such Monthly Budget Borrower will submit to Lender an Advance Request (or written notice that no Advance Request will be submitted to Lender with respect to such week) covering amounts identified in the Monthly Budget which are due and payable by the end of such week. Each Advance Request will be accompanied by Request for Disbursement from the Proceeds Account. If Lender approves such Advance Request, and provided that Lender has not otherwise elected not to terminate its commitment hereunder, not later than 5:00 p.m. on Wednesday of such week Lender will Advance to Borrower the amounts identified in such approved Advance Request by depositing such amount in the Proceeds Account. The amounts will be disbursed to Borrower from the Proceeds Account pursuant to the Request for Disbursement, and Borrower will immediately advance such amounts to Dakota as a loan in accordance with Paragraph 3.(c) above.

         4.       Collateral Security, Security Agreement..

                  a. Agreements Regarding Cash Collateral. Borrower and Lender hereby agree that Lender will establish a deposit account in England in Borrower's name, from which amounts may be withdrawn only by Lender (the "Cash Collateral Account"). Borrower and Lender agree to deposit in the Cash Collateral Account (i) all proceeds from the termination of the Price Fixing Commitments entered into by Borrower pursuant to the Hedging Agreement, plus
(ii) an amount from the Proceeds Account which, when combined with the proceeds from termination of the Price Fixing Commitments will provide a total credit balance of $1,100,000 for the Cash Collateral Account. Lender may withdraw funds from the Cash Collateral Account as and when necessary to pay amounts due Lender hereunder or under the Restated Credit Agreement or Loan Documents. Upon payment in full of all amounts due Lender hereunder and under the Restated Credit Agreement and Loan Documents and satisfaction of all Obligations, Lender will upon Borrower's written request disburse to Borrower the credit balance of the

Cash Collateral Account.

                  b. Security Agreement. Borrower hereby grants to Lender a lien and encumbrance on and a security interest in, and pledges to Lender, (i) the Cash Collateral Account and all credit balances therein and (ii) all of its right, title and interest in the Dakota Demand Note and loan evidenced thereby, as collateral security for the payment and performance of all obligations of Borrower to Lender hereunder, under the Restated Credit Agreement and the Loan Documents, and all other Obligations. Borrower hereby agrees that Lender is in exclusive possession and control of the Cash Collateral Account and credit balances therein. This Agreement constitutes a Security Agreement for all purposes under the laws of the State of Colorado, the governing law agreed upon by Lender and Borrower as the law applicable to this Agreement. To the extent the laws of England apply to the Cash Collateral Account and the credit balances therein and to the grant hereby by Borrower of a lien and encumbrance thereon, a security interest therein, or a pledge or other form of collateral security interest therein, it is the intention of Borrower hereby, notwithstanding the specific language of grant contained in this Subparagraph b., to grant to or create in favor of, Lender a lien, encumbrance, security interest, pledge or other collateral security interest of the kind contemplated by the laws of England with respect to the Cash Collateral Account and the credit balances therein. Borrower agrees to take such actions, including executing and filing or recording financing statements or other documents evidencing or perfecting the liens, encumbrances and security interests in the Cash Collateral Account and Dakota Demand Note provided for in this Paragraph 4.b. as Lender may require from time to time. To the extent permitted by applicable law, Lender is hereby authorized, without prior notice to Borrower, to realize upon the Cash Collateral Account and credit balances therein by Lender's unilateral withdrawal of all credit balances in the Cash Collateral Account and application thereof, in such manner as Lender may elect, to any obligations of Borrower to Lender hereunder or under the Restated Credit Agreement or Loan Documents. In the event of a realization by Lender on the Cash Collateral Account and credit balances therein, or upon the Dakota Demand Note, Lender shall be entitled to all foreclosure and other rights and remedies set forth in applicable laws of the State of Colorado, England or any other applicable jurisdictions.

         5. Conditions Precedent. Each Advance of funds hereunder by Lender shall be subject to satisfaction, or waiver by Lender in its sole discretion, of each of the following conditions precedent:

                  a. Borrower and Lender shall have executed the Restated Credit Agreement and each condition precedent to an Advance of a Loan thereunder shall have been and remain satisfied;

                  b. Dakota shall have executed and delivered to Borrower the Dakota Demand Note and Borrower shall have taken such steps as Lender may require, to have granted to Lender a perfected lien, encumbrance and security interest on the rights of Borrower therein, including, as necessary, the pledge and delivery of the Dakota Demand Note to Lender;
                  c. Lender, Borrower and Norwest Bank Colorado, National Association shall have entered into an amendment of the Proceeds Account Agreement in form satisfactory to Lender in its sole discretion;

                  d.  Lender  and  Borrower  shall  have  established  the  Cash
Collateral Account, which shall contain a credit balance of not less than the Maximum Bridge Loan Amount, and Borrower shall have taken such steps as Lender may require in its sole discretion to have perfected in favor of Lender a lien, encumbrance or security interest in the Cash Collateral Account and credit balances therein;

                  e. Lender and Gerald Metals, Inc. shall have entered into an intercreditor agreement in form and substance acceptable to Lender in its sole discretion;

                  f. Lender and D.H. Blattner & Sons shall have entered into an intercreditor agreement in form and substance acceptable to Lender in its sole discretion;

                  g. Lender shall have received such certificates, legal opinions and other materials from Borrower as Lender may request, in its sole discretion; and

                  h. No Event of Default or Default shall exist under this Agreement or under the Restated Credit Agreement which has not been waived by Lender in its sole discretion.

         6.       Additional Covenants of Borrower.

                  a. Gold Refining. Borrower will deliver dore and other Gold bearing material produced from the Project exclusively to Handy & Harman for refining.

                  b. Demand for Repayment of Loans by Dakota. In the event Lender makes demand for repayment of amounts Advanced to Borrower hereunder, upon request by Lender, Borrower will immediately demand repayment of amounts loaned to Dakota pursuant to the Dakota Demand Note and will diligently and in good faith pursue such repayment.

         7. Counterpart Execution. This Agreement may be executed in any number of counterparts by different portion hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                      [balance of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized representatives as of the date first above written.

                                          USMX OF ALASKA, INC.


                                          By:______________________________
                                          Name:____________________________
                                          Title:_____________________________


                                          Per Pro

                                          N M ROTHSCHILD & SONS LIMITED


                                          ---------------------------------


                                          ---------------------------------

EXHIBIT C.


                    RATIFICATION, CONFIRMATION AND AGREEMENT


         THIS RATIFICATION, CONFIRMATION AND AGREEMENT (the Ratification) is made as of the 11th day of February, 1998 by DAKOTA MINING CORPORATION, a corporation continued under the Canada Business Corporation Act (Dakota) and USMX, INC., a Delaware corporation (USMX) for the benefit of N M ROTHSCHILD & SONS LIMITED, a company organized and existing under English law (NMR).

                                    RECITALS

         A. USMX of Alaska, Inc., an Alaska corporation (USMXAK) which is a wholly owned subsidiary of USMX, is a party to and borrower under an Amended and Restated Credit Agreement of even date herewith (the "Amended and Restated Credit Agreement"), which amends, restates and replaces that certain Credit Agreement dated as of July 11, 1996, as amended by a First Amendment to Credit Agreement dated as of November 15, 1996, as further amended by a Second Amendment to Credit Agreement dated as of July 28, 1997, and as further amended by a Third Amendment to Credit Agreement dated as of September 19, 1997 (the "Original Credit Agreement").

         B. Pursuant to a Bridge Loan Agreement, Promissory Note and Security Agreement of even date herewith between NMR and USMXAK (the "Bridge Loan Agreement"), NMR has agreed to loan additional funds to USMXAK on a secured, demand loan basis, for use by USMXAK to make loans to Dakota on an unsecured, unsubordinated basis, to assist Dakota in meeting certain cash flow shortfalls.

         C. The obligations of USMXAK under the Original Credit Agreement are guaranteed by Dakota pursuant to a Guaranty dated as of July 28, 1997 (the "Dakota Guaranty"), and the obligations of Dakota under the Dakota Guaranty are secured by a Pledge and Security Agreement executed by Dakota, dated as of July 28, 1997, with the Dakota Guaranty and the Pledge and Security Agreement, and any amendments, modifications, extensions or ratifications thereof, referred collectively to as the Dakota Credit Support Documents.

         D. The obligations of USMXAK under the Original Credit Agreement are guaranteed by USMX pursuant to a Guaranty dated July 11, 1996, as amended by an Agreement dated as of July 28, 1997 (the "USMX Guaranty"), and the obligations of USMX under the USMX Guaranty are secured by a Pledge and Security Agreement dated as of July 11, 1996 and by certain Collateral Assignments of Deeds of Trust dated as of July 11, 1996, as such Pledge and Security Agreement and Collateral Assignments of Deeds of Trust were modified by the Agreement dated as of July 28, 1997, with the USMX Guaranty, Pledge and Security Agreement, Collateral Assignments of Deeds of Trust and all other documents and instruments executed by USMX in connection with or as contemplated by the Original Credit Agreement, and any amendments, modifications, extensions or ratifications thereof, referred to collectively as the USMX Credit Support Documents.

         E. Dakota and USMX each desire hereby to confirm and to evidence their agreement that (i) the Dakota Credit Support Documents and the USMX Credit Support Documents remain in full force and effect in accordance with their terms and apply to all obligations of USMXAK under the Amended and Restated Credit Agreement and the other Loan Documents associated therewith and (ii) the Dakota Credit Support Documents and the USMX Credit Support Documents apply with full force and effect to all obligations of USMXAK under the Bridge Loan Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of NMR agreeing to the Amended and Restated Credit Agreement and the Bridge Loan Agreement, Dakota and USMX agree as follows:

         1. Amendments to Dakota Guaranty. Dakota and NMR hereby agree to modify the Dakota Guaranty by deleting the last sentence of Recital B of the Dakota Guaranty in its entirety and substituting the following therefor:

              "All obligations and amounts due under (i) the USMXAK Credit Agreement and under the collateral and other documents executed by USMX and USMXAK (together, the "Borrowers") in connection therewith, (ii) the Bridge Loan Agreement dated as of February 11, 1998 between USMXAK and Lender (the "Bridge Loan Agreement") and under the collateral and other documents executed by USMXAK in connection therewith, and (iii) the USMX Guaranty and the collateral and other documents executed by USMX in connection therewith, are referred to collectively as the "USMX/Rothschild Obligations."

         2. Amendments to USMX Guaranty. USMX and NMR hereby agree that the term "Obligations" in the USMX Guaranty shall refer to and have the same meaning as the use of the defined term "Obligations" in the Amended and Restated Credit Agreement (expressly including the obligations under the Bridge Loan Agreement), and each reference in the USMX Guaranty to the term "Obligations" shall mean and be a reference to such term as modified hereby.

         3. Dakota Ratification and Confirmation. Dakota hereby (a) ratifies and confirms the Dakota Credit Support Documents, (b) agrees that the Dakota Credit Support Documents apply to all obligations of USMXAK under the Amended and Restated Credit Agreement and under all Loan Documents contemplated thereby, (c) agrees that the Dakota Credit Support Documents, as amended hereby, apply with full force and effect to and secure all obligations of USMXAK under the Bridge Loan Agreement, and (d) agrees and confirms that the Dakota Credit Support Documents remain in full force and effect in accordance with their terms.

         4. USMX Ratification and Confirmation. USMX hereby (a) ratifies and confirms the USMX Credit Support Documents, (b) agrees that the USMX Credit Support Documents apply to all obligations of USMXAK under the Amended and Restated Credit Agreement and under all Loan Documents contemplated thereby, (c) agrees that the USMX Credit Support Documents, as amended hereby, apply with full force and effect to and secure all obligations of USMXAK under the Bridge Loan Agreement, and (d) agrees and confirms that the USMX Credit Support Documents remain in full force and effect in accordance with their terms.

         5. Representations and Warranties. Each of Dakota and USMX hereby adopt and restate the representations and warranties of each respective party in Sections 7.1(a), (b), (c), (d), (f), (h), and (n) of the Amended and Restated Credit Agreement as if such representations and warranties were set forth in full herein. Each of Dakota and USMX hereby reaffirm each representation, warranty and covenant contained in the Dakota Guaranty and the USMX Guaranty, as made by the respective parties, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         6. Authority; Binding Effect. Each of Dakota and USMX represents to NMR
(i) that it has the authority to execute and deliver this Ratification, (ii) that it has duly executed and delivered this Ratification, (iii) that this Ratification is binding on and enforceable against it in accordance with its terms and (iv) that this Ratification, and the underlying Dakota Credit Support Documents and USMX Credit Support Documents executed by the respective parties, reasonably may be expected to benefit, directly or indirectly, Dakota and USMX, respectively.

         7. Inurement. This Ratification is binding upon and will inure to the benefit of the successors and assigns of Dakota, USMX and NMR, respectively.

         IN WITNESS WHEREOF, the undersigned have executed this Ratification as of the date first above written.

                                      DAKOTA MINING CORPORATION


                                    By:_____________________________
                                    Name:___________________________
                                    Title:____________________________



                                    USMX, INC.


                                    By:______________________________
                                    Name:____________________________
                                    Title:_____________________________

EXHIBIT D.
                                SECOND AMENDMENT
                                       TO
                  DEED OF TRUST, ASSIGNMENT, SECURITY AGREEMENT
                             AND FINANCING STATEMENT
                                   (Minerals)

                                      From

                              USMX OF ALASKA, INC.

                                       To

                          FAIRBANKS TITLE AGENCY, INC.
                                   as Trustee

                                       And

                          N M ROTHSCHILD & SONS LIMITED

                          Dated as of February 11, 1998

THIS INSTRUMENT IS GOVERNED BY THE PROVISIONS OF ALASKA STATUTES " 34.20.010 ET SEQ.

THIS INSTRUMENT SECURES FUTURE ADVANCES.

THE MAXIMUM AMOUNT OF PRINCIPAL SECURED BY THIS INSTRUMENT IS $11,160,309.75.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS.

THE MINERAL INTERESTS INCLUDED IN THE PROPERTY SUBJECT HERETO WILL BE FINANCED AT THE MINEHEAD AND ARE LOCATED ON THE REAL PROPERTY DESCRIBED IN EXHIBIT A HERETO.

THIS INSTRUMENT IS TO BE RECORDED AS A DEED OF TRUST IN THE MT. MCKINLEY AND NULATO RECORDING DISTRICTS.

THIS DOCUMENT WAS                           Joel O. Benson, Esq.
PREPARED BY AND WHEN                        Davis, Graham & Stubbs LLP
RECORDED AND/OR FILED                       370 Seventeenth Street, Suite 4700
SHOULD BE RETURNED TO:                      Denver, CO 80202

                                SECOND AMENDMENT
                                       TO
                           DEED OF TRUST, ASSIGNMENT,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


         This Second Amendment to Deed of Trust, Assignment, Security Agreement and Financing Statement (this "Amendment") is entered into as of February 11, 1998 by and among the undersigned USMX OF ALASKA, INC., a corporation organized and existing under the laws of Alaska, whose address is 1560 Broadway, Suite 880, Denver, Colorado 80202 (herein called "Grantor"), FAIRBANKS TITLE AGENCY, INC., whose address is 714 3rd Avenue, Fairbanks, Alaska 99701 (herein called "Trustee") and N M ROTHSCHILD & SONS LIMITED, a company organized and existing under the laws of England, whose address is New Court, St. Swithin's Lane, London EC4P 4DU (herein called "Beneficiary").


                                    Recitals

         A. Grantor and Beneficiary have entered into an Amended and Restated Credit Agreement, dated as of February 11, 1998 (the "Credit Agreement"), which amends, restates and replaces that certain Credit Agreement, dated as of July 11, 1996, as amended by a First Amendment, dated as of November 15, 1996, a Second Amendment, dated as of July 28, 1997 and a Third Amendment, dated as of September 19, 1997 (the "Original Credit Agreement").

         B. Grantor and Beneficiary have entered into a Bridge Loan Agreement, Promissory Note and Security Agreement, dated as of February 11, 1998 (the "Bridge Loan Agreement").

         C. Pursuant to the Credit Agreement, the Beneficiary has extended to Grantor certain loans to partially fund development of the Illinois Creek Gold Property in Alaska. Pursuant to the Bridge Loan Agreement, the Beneficiary will extend to Grantor certain additional loans for use by Grantor to make loans to Dakota Mining Corporation.

         D. Coincident with the Credit Agreement, the Grantor has executed and delivered to Beneficiary a Replacement Demand Promissory Note (the "Note") evidencing loans made pursuant to the Credit Agreement. The Note represents an extension and renewal of the outstanding principal amount of, and a continuation, replacement and substitution for, a certain promissory note of the undersigned dated July 28, 1997, which was itself a modification and renewal of and replacement for that certain promissory note of the undersigned dated July 11, 1996 (together, the "Prior Note"). The indebtedness evidenced by the Note is a continuing indebtedness and nothing contained herein shall be construed to deem paid the Prior Note or to release or terminate any lien or security interests given to secure payment of the Prior Note. The Bridge Loan Agreement includes and constitutes the promissory note evidencing the loans made pursuant thereto.

         E. Grantor and Beneficiary desire hereby to amend that certain Deed of Trust, Assignment, Security Agreement and Financing Statement entered into as of July 11, 1996 by and among the Grantor, the Trustee and the Beneficiary (the "Original Deed of Trust"), as amended by the First Amendment to Deed of Trust, Assignment, Security Agreement and Financing Statement dated as of July 28, 1997 (the "First Amendment") (the Original Deed of Trust and the First Amendment are referred to together as, the "Deed of Trust"), to secure all obligations of Grantor to Beneficiary under the Credit Agreement, the Note, the Bridge Loan Agreement and the other Loan Documents. The Deed of Trust was recorded in the locations identified in Schedule 1 hereto. The Realty Collateral covered by the Deed of Trust includes, but is not necessarily limited to, the interests of Grantor described or specified in Exhibit A attached both to the Deed of Trust and hereto.


                                    Agreement

         NOW, THEREFORE, in consideration of the mutual provisions set forth below, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used herein but not otherwise defined shall have the meaning given thereto in the Deed of Trust.

         2. Status of Loan Documents. Grantor reaffirms its liability for all of the obligations previously or now evidenced or secured by any of the Original Credit Agreement, the Credit Agreement, the Prior Note, the Note, the Bridge Loan Agreement and the other Loan Documents, and acknowledges that Grantor has no defenses to enforcement of any thereof in accordance with their respective terms and no basis for asserting any offset or other claim against Beneficiary.

         3. Amendments to Deed of Trust. Grantor and Beneficiary hereby agree to amend the Deed of Trust as follows:

         a. The cover page of the Deed of Trust is hereby amended by deleting the amount "$30,750,000" as the maximum amount of principal secured by the Deed of Trust and inserting the amount "$11,160,309.75" thereto.

         b. The Recitals to the Deed of Trust are hereby amended by deleting Recitals A, B and C in their entirety and substituting the following Recitals therefor:

                      "A.  Grantor and  Beneficiary  have  entered  into an
             Amended and Restated Credit Agreement dated as of February 11, 1998, which amends, restates and replaces the Credit Agreement dated as of July 11, 1996, as amended by a First Amendment dated as of November 15, 1996, a Second Amendment, dated as of July 28, 1997 and a Third Amendment, dated as of September 19, 1997 (collectively, as the same may be amended, modified or replaced, the "Credit Agreement");

                      B. Pursuant to the Credit Agreement, the Beneficiary has extended certain loans to Grantor, the repayment of which is due on demand.

                      C. Coincident with the Credit Agreement,  Grantor has
             executed and delivered to Beneficiary a Restated Demand Promissory Note date February 11, 1998, which promissory note evidences the loan made pursuant to the Credit Agreement and constitutes an extension, renewal and continuation of that certain Promissory Note made by the Grantor dated July 11, 1996, as modified, renewed and replaced by the Promissory Note dated July 28, 1997 (collectively, as amended, modified and restated, the "Note").

                      D. Grantor and Beneficiary have entered into a Bridge
             Loan Agreement, Promissory Note and Security Agreement dated as of February 11, 1998 (as it may hereafter be amended, modified, supplemented or extended in accordance with its terms, the "Bridge Loan Agreement").

                      E. Pursuant to the Bridge Loan Agreement, Beneficiary
             will extend to Grantor certain demand loans up to the maximum principal amount of $1,100,000. The Bridge Loan Agreement itself serves as and constitutes the promissory note evidencing the loans made or to be made pursuant to the Bridge Loan Agreement."

         c. The Definition of "Obligations" is hereby amended by deleting subsections (i) and (ii) therefrom in their entirety and substituting the following therefor:

              "(i) all obligations of Grantor under the Credit Agreement, which obligations include the repayment, on demand, of the principal amount of the loan advanced by Beneficiary to Grantor thereunder in the principal amount of Ten Million Sixty Thousand Three Hundred Nine Dollars and Seventy-Five Cents ($10,060,309.75), interest thereon at the rates and in accordance with the Credit Agreement and all other fees and amounts due thereunder, as such Credit Agreement may be amended, modified, renewed or extended, in whole or in part;

              (ii) all amounts payable by Grantor pursuant to the Note in the principal amount of Ten Million Sixty Thousand Three Hundred Nine Dollars and Seventy-Five Cents ($10,060,309.75), which Note is due on demand and bears interest at the rate specified in and otherwise subject to the terms of the Credit Agreement, together with all other notes given in substitution therefor or in modification, renewal or extension thereof, in whole or in part;"

         d. The Definition of "Obligations" is hereby further amended by adding the following new subsection (iii) thereto and by changing the headings of former subsections (iii), (iv), (v), (vi) and (vii) to (iv), (v), (vi), (vii) and (viii), respectively:

              "(iii) all obligations of Grantor under and all amounts payable by Grantor pursuant to the Bridge Loan Agreement, including, without limitation, the payment obligation of the loan thereunder up to the maximum principal amount of One Million One Hundred Thousand Dollars ($1,100,000), bearing interest at the rates specified in and otherwise subject to the terms of the Bridge Loan Agreement, together with all amendments, modifications, renewals or extensions thereof, in whole or in part;"

         4. Status of Deed of Trust. The Deed of Trust, as modified by this Amendment and as further amended from time to time, shall secure the Grantor's obligations under the Original Credit Agreement, the Credit Agreement, the Prior Note, the Note, the Bridge Loan Agreement and the other Loan Documents. Each reference in the Deed of Trust to the Credit Agreement shall mean and be a reference to the Amended and Restated Credit Agreement dated as of February 11, 1998 between Grantor and Beneficiary and to the Bridge Loan Agreement. Each reference in the Deed of Trust to the Note or Notes shall mean and be a reference to the Restated Demand Promissory Note dated February 11, 1998 and to the Bridge Loan Agreement as a note.

         5. Reaffirmation. Grantor hereby reaffirms each representation, warranty and covenant contained in the Deed of Trust, as amended by this Amendment, with the same force and effect as if each were separately stated herein and made as of the date hereof.

         6. Title Matters. Grantor represents and warrants to Beneficiary that it is the sole owner of the Property, and that the Property is free and clear of all material defects of title or Liens except as have previously been disclosed to and permitted by Beneficiary.

         7. Default Under Loan Documents. Grantor acknowledges and agrees that any default by Grantor under the Deed of Trust, as amended by this Amendment, shall constitute a default under the Credit Agreement, the Bridge Loan Agreement and each of the other Loan Documents, entitling Beneficiary to exercise any or all rights and remedies provided for in the Credit Agreement, the Bridge Loan Agreement or the other Loan Documents. Beneficiary's execution and delivery of this Amendment shall not be construed as a waiver of any existing default under the Credit Agreement or any of the other Loan Documents, whether or not such default is known to Beneficiary.

         8. Ratification of Deed of Trust. Grantor hereby (a) ratifies and confirms the Deed of Trust, as amended by this Amendment, (b) agrees that the Deed of Trust, as amended by this Amendment, secures all obligations of Grantor under the Credit Agreement, the Note, the Bridge Loan Agreement and the other Loan Documents, and (c) agrees and confirms that the Deed of Trust, as amended by this Amendment, remains in full force and effect in accordance with its terms. If and only if the immediately preceding sentence is inadequate (due to the absence therefrom of language making express grants) to expand and extend the Lien granted by the Deed of Trust as amended hereby to secure repayment of Obligations the repayment of which was not secured by the Deed of Trust prior to amendment thereof by this Amendment, then for such purposes:

                  (i) Grantor hereby grants, bargains, sells, warrants, mortgages, assigns, transfers and conveys the Realty Collateral and Fixture Collateral to the Trustee, with power of sale, for the benefit of Beneficiary, to have and to hold the Realty Collateral and Fixture Collateral, together with all and singular rights, privileges, contracts, and appurtenances now or hereafter at any time before the foreclosure or release hereof in any way appertaining or belonging thereto, unto the Trustee and to its substitutes or successors, forever, upon the terms and conditions set forth in the Deed of Trust as amended hereby, and

                  (ii) Grantor hereby grants to Beneficiary a first and prior security interest (except as permitted by the Credit Agreement as amended by this Amendment) in all Personalty Collateral, now owned or hereafter acquired by Grantor, and in all proceeds.

         9. Successors and Assigns. Nothing in this Amendment shall be construed as waiving or modifying any provision of the Deed of Trust, as amended by this Amendment, prohibiting transfer of the Property without the prior written consent of Beneficiary, or making any such transfer a default under the Deed of Trust, as amended by this Amendment.

         10. Governing Law; Severability. This Amendment shall be governed by and construed in accordance with the laws of the State of Alaska. Wherever possible, each provision of the Loan Documents is to be interpreted so as to be effective and valid under applicable law. If any provision of any Loan Document is for any reason and to any extent, invalid or unenforceable, then neither the remainder of the Loan Document in which such provision appears, nor any other Loan Document, nor the application of the provisions to other persons or entities or in other circumstances, shall be affected by such invalidity or unenforceability.

         11. Execution in Counterparts. This Amendment may be executed in two or more counterparts, all of which shall, upon execution of identical counterparts by all parties, constitute a single agreement. Beneficiary and its attorneys are authorized to remove and reattach signature and acknowledgment pages of various counterparts in order to avoid unnecessary recording expense and to provide fully-executed counterparts to each party. Subject to the preceding sentence, this Amendment shall bind and benefit the parties and their respective successors and assigns.




                  [REMAINDER OF THIS PAGE INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                            GRANTOR:

                                            USMX OF ALASKA, INC.

                                            By:
                                            Name:
                                            Title:



                                            BENEFICIARY:

                                            PER PRO

                          N M ROTHSCHILD & SONS LIMITED

STATE OF COLORADO                   )
                                                     )ss.
CITY AND COUNTY OF DENVER  )



         The  foregoing  instrument  was  acknowledged  before me this __ day of
February,       1998       by        ________________________________,        as
______________________________ of USMX OF ALASKA, INC., an Alaskan corporation, on behalf of the corporation.

         Witness my hand and official seal.

         My commission expires:_____________________



[SEAL]                                     ___________________________________
                                           Notary Public
                                           Address:____________________________
                                           -----------------------------------

STATE OF COLORADO                   )
                                                     )ss.
CITY AND COUNTY OF DENVER  )



         The  foregoing  instrument  was  acknowledged  before me this __ day of
February,       1998       by        ________________________________,        as
______________________________ of N M ROTHSCHILD & SONS LIMITED, a corporation organized and existing under the laws of England, on behalf of the corporation.

         Witness my hand and official seal.

         My commission expires:_____________________



[SEAL]                                    ___________________________________
                                          Notary Public
                                          Address:____________________________
                                          -----------------------------------

EXHIBIT E.

                             INTERCREDITOR AGREEMENT


         This Intercreditor Agreement (this "Agreement") is made as of February 11, 1998 by and between N M ROTHSCHILD & SONS LIMITED,a company organized under the laws of England ("NMR") and D. H. BLATTNER & SONS, INC. a Minnesota corporation ("Blattner").

                                    Recitals

         A. Pursuant to a Credit Agreement dated as of July 11, 1996, as amended by a First Amendment dated as of November 15, 1996, a Second Amendment dated as of July 28, 1997 and a Third Amendment dated as of September 19, 1997 (collectively, the "Existing Credit Agreement") NMR has advanced certain funds to USMX of Alaska, Inc., a corporation organized and existing under the laws of Alaska ("USMX-AK"). Such funds have been utilized to fund construction and operation of the Illinois Creek Gold Mine in Alaska (the "Mine"). USMX-AK and NMR intend to amend and restate the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of February 11, 1998 (the "Amended and Restated Credit Agreement"). In addition, NMR is prepared to advance certain additional funds to USMX-AK pursuant to a Bridge Loan Agreement, Promissory Note and Security Agreement between NMR and USMX-AK dated as of February 11, 1998 (the "Bridge Loan Agreement"). Amounts due NMR from USMX-AK pursuant to the Existing Credit Agreement and documents executed or transactions entered into in connection therewith, and amounts which will be due NMR from USMX-AK pursuant to the Amended and Restated Credit Agreement and Bridge Loan Agreement and documents executed or transactions entered into in connection therewith are referred to as the "NMR Debt". The NMR Debt is secured by perfected liens and encumbrances on all real and personal property of USMX-AK associated with the Mine, together with production therefrom.

         B. Blattner has performed, and it is anticipated will continue to perform, various construction and operation services for USMX-AK on the site of the Mine, and as a result thereof, USMX-AK is indebted to Blattner for such services (the "Blattner Debt"). Blattner has filed mechanics liens with respect to the Mine to secure payment of the Blattner Debt.

         C. NMR and Blattner desire hereby to set forth certain agreements between them as creditors of USMX-AK.

         Agreement

         NOW, THEREFORE, in consideration of the following mutual covenants, NMR and Blattner agree as follows:

         1. Prior Notice of Commencement of Lien Enforcement. NMR and Blattner each hereby agree to give the other party not less than three days prior written notice of commencement of any action to enforce any liens held or purported to be held by the party giving notice on any real or personal property located at the Mine.

         2. Information Concerning Mine Production and Operations. NMR agrees to use commercially reasonable efforts to cause USMX-AK to provide to Blattner from time to time copies of all reports submitted to NMR by USMX-AK concerning Mine operations, expenses and revenues.

         3. Allocation of Net Mine Production Revenues. NMR and Blattner agree to cooperate with one another during the term of this Agreement to cause the net proceeds to USMX-AK from the sale of production from the Mine, as shown on the Monthly Payment Calculation report to be prepared by USMX-AK in the form of Attachment 1 hereto, to be paid two-thirds to NMR and one-third to Blattner, to be applied by NMR and Blattner upon receipt against amounts due each such party from USMX-AK. USMX-AK has established a Proceeds Account into which all proceeds from the sale of production from the Mine are required to be deposited by USMX-AK and from which disbursements are required to be approved by NMR. During the term hereof NMR agrees to approve disbursements from the Proceeds Account pursuant to Requests for Disbursement from USMX-AK in the form of Attachment 2 hereto, of amounts equal to the Cash Available for Payment set forth in such Monthly Payment Calculation report such that two thirds of such Cash Available for Payment is paid to NMR and one third of such Cash Available for Payment is paid to Blattner, for application by NMR and Blattner as provided above.

         4. Term of Agreement. This Agreement will remain in effect until the first to occur of (a) payment in full of amounts due NMR or Blattner, whereupon it will automatically terminate, (b) notice from NMR to Blattner or from Blattner to NMR of an intention to enforce a lien or purported lien against real or personal property at the Mine, with this Agreement to automatically terminate three days after the effective time of such notice, (c) the mutual written agreement of NMR and Blattner to terminate the Agreement, with the effective time of termination to be as agreed by the parties, or (d) written notice from one party to the other party of its election to terminate this Agreement, with termination hereof to occur automatically three days after the effective time of such notice.

         5. Notices Notices or deliveries of information from one party to another party hereunder shall be effective if in writing and if transmitted by facsimile, followed by first class mail transmission, or by courier, to the following addresses:

                  If to NMR:                c/o Rothschild Denver Inc.
                                            370 Seventeenth Street, Suite 2150
                                            Denver, Colorado 80202
                                            Attention: Mark Williamson
                                            Facsimile: (303) 607-0998

                  If to Blattner:           D. H. Blattner & Sons
                                            16733 Rd. 9
                                            Avon, Minnesota 56310
                                            Attention: David Blattner, Jr.
                                            Facsimile: (320) 356-7392

Notices or deliveries of information shall be effective upon receipt, which, in the case of a facsimile transmission, shall be conclusively presumed to have occurred at the time at which an electronic confirmation of receipt is received by the sending party.

         6.       Miscellaneous.

                  a. Each party hereto represents to the other party hereto that this Agreement has been duly authorized and executed by the representing party, and is binding on and enforceable against the representing party in accordance with its terms.

                  b. This Agreement is binding upon and will inure to the benefit of the successors and assigns of the parties hereto.

                  c. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.



                      [balance of page intentionally blank]

         IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                         Per Pro

                                         N M ROTHSCHILD & SONS LIMITED


                                         ---------------------------


                                         ----------------------------


                                         D H. BLATTNER & SONS


                                         By:_________________________
                                               Name: David Blattner, Jr.
                                               Title:  Executive Vice President,
                                                       General Counsel

EXHIBIT F.
                             INTERCREDITOR AGREEMENT

         This Intercreditor Agreement (this "Agreement") is made as of February 11, 1998 by and between N M ROTHSCHILD & SONS LIMITED, a company organized under the laws of England ("NMR") and GERALD METALS, INC., a Delaware corporation ("Gerald").

                                    Recitals

         A. Pursuant to a Credit Agreement dated as of July 11, 1996, as amended by a First Amendment dated as of November 15, 1996, a Second Amendment dated as of July 28, 1997 and a Third Amendment dated as of September 19, 1997 (collectively, the "Existing Credit Agreement") NMR has advanced certain funds to USMX of Alaska, Inc., a corporation organized and existing under the laws of Alaska ("USMX-AK"). Such funds have been utilized to fund construction and operation of the Illinois Creek Gold Mine in Alaska (the "Mine"). USMX-AK and NMR intend to amend and restate the Existing Credit Agreement pursuant to an Amended and Restated Credit Agreement dated as of February 11, 1998 (the "Amended and Restated Credit Agreement"). In addition, NMR is prepared to advance certain additional funds to USMX-AK pursuant to a Bridge Loan Agreement, Promissory Note and Security Agreement between NMR and USMX-AK dated as of February 11, 1998 (the "Bridge Loan Agreement"). Funds advanced to USMX-AK pursuant to the Bridge Loan Agreement will be loaned, on an unsecured demand basis, by USMX-AK to Dakota Mining Corporation, a federal corporation continued under the Canada Business Corporation Act ("Dakota"), which controls USMX-AK. Amounts due NMR from USMX-AK pursuant to the Existing Credit Agreement and documents executed or transactions entered into in connection therewith, and amounts which will be due NMR from USMX-AK pursuant to the Amended and Restated Credit Agreement and Bridge Loan Agreement and documents executed or transactions entered into in connection therewith are referred to as the "NMR Debt".

         B. Pursuant to a certain Amended and Restated Loan Agreement dated as of March 20, 1997, Gerald agreed to extend loans to Dakota and certain subsidiaries thereof up to a maximum amount of $7,500,000. All indebtedness of Dakota and its subsidiaries to Gerald pursuant to (or evidenced by) such Amended and Restated Loan Agreement, together with all indebtedness of Stibnite Mine, Inc. a Delaware corporation and Brohm Mining Corp., a South Dakota Corporation, under a certain $1,157,991 Secured Loan Note in favor of D. H. Blattner & Sons, Inc., which note and the security therefore have been assigned to Gerald, are referred to herein as the "Gerald Debt."

         C. Gerald and USMX-AK have an existing arrangement pursuant to which quantities of dore from the Mine are delivered by USMX-AK to Gerald from time to time and Gerald delivers such dore to Handy & Harman for refining. Pursuant to such arrangement, upon confirmation of delivery of such dore to Handy & Harman, Gerald advances to USMX-AK a dollar amount equal to a portion of the current spot market value of net amount of gold which will be recovered from such dore for the account of USMX-AK. When refining of a shipment of dore is completed, the net gold recovered therefrom for the account of USMX-AK is credited to the account of Gerald at Handy & Harman, Gerald arranges for the sale of such gold, and Gerald pays to USMX-AK the amount realized from such sale, less the amount previously advanced by Gerald to USMX-AK and interest and fees associated with such advance (with the amount so payable to USMX-AK referred to as the "Final Payment").

         D. NMR and Gerald desire hereby to set forth certain agreements between them as creditors of USMX-AK and Dakota.

         Agreement

         NOW, THEREFORE, in consideration of the following mutual covenants, NMR and Gerald agree as follows:

         1. Prior Notice of Commencement of Lien Enforcement. NMR and Gerald each hereby agree to give the other party not less than three days prior written notice of commencement of any action to enforce any liens held or purported to be held by the party giving notice on any real or personal property of Dakota, USMX-AK or any other subsidiary of Dakota, except that actions by either party to protect its collateral may be taken without such prior notice, but the party taking such action will notify the other party thereof forthwith. Notwithstanding the foregoing, Gerald may continue to apply the proceeds of gold produced by Dakota and its subsidiaries other than USMX, Inc. and USMX-AK to the Gerald Debt.

         2. USMX-AK/Dakota Loan Proceeds. To the extent that any cash or credit balances in accounts of Dakota are proceeds of funds loaned by USMX-AK to Dakota using proceeds of the Bridge Loan Agreement, Gerald agrees to use its best efforts to cause such sums to be repaid by Dakota to USMX-AK, or if Gerald has possession or control of any such sums, by foreclosure or otherwise, Gerald agrees to cause such sums to be paid to NMR, to be credited by NMR against amounts due under the NMR Debt.

         3. Gerald Agreements Regarding Gold Sales and Final Payments. Gerald hereby agrees that any and all gold from the Mine which is credited to Gerald's account at Handy & Harman constitutes collateral for the NMR Debt and is not collateral for and will not be utilized or applied by Gerald in any manner in payment or satisfaction of the Gerald Debt. Gerald agrees to adhere to the arrangements described in Recital C. hereof, and in the event of any acceleration or demand for payment by NMR of the NMR Debt of which Gerald has notice, promptly to make all Final Payments which thereafter become due USMX-AK directly to NMR, to be applied against the NMR Debt.

         4. Term of Agreement. This Agreement will remain in effect until the first to occur of (a) payment in full of the NMR Debt or the Gerald Debt, whereupon it will automatically terminate, (b) notice from NMR to Gerald or from Gerald to NMR of an intention to enforce a lien or purported lien against real or personal property of Dakota, USMX-AK or any other subsidiary of Dakota, with this Agreement to automatically terminate three days after the effective time of such notice except as to Paragraph 3 hereof, which shall remain in effect so long as the arrangements described in Recital C remain in effect, (c) the mutual written agreement of NMR and Gerald to terminate the Agreement, with the effective time of termination to be as agreed by the parties, or (d) written notice from one party to the other party of its election to terminate this Agreement, with termination hereof to occur automatically three days after the effective time of such notice except as to Paragraph 3 hereof, which shall remain in effect so long as the arrangements described in Recital C remain in effect.

         5. Certain Agreements Concerning Dakota Obligations and Collateral Held by Gerald. Nothing contained herein or in that certain First Amendment to Loan Documents made as of July 18, 1997 by and among USMX, USMX-AK and Dakota and relating to that certain Loan Agreement among them dated March 11, 1997, which First Amendment purports to subordinate Dakota's rights in and to payment of the $5,000,000 loan (evidenced by a $3,000,000 note and a $2,000,000 note) made by Dakota to USMX and USMX-AK under said Loan Agreement, shall, subject to Paragraph 1 hereof, impair Gerald's rights in and to that certain $3,000,000 promissory note from USMX and USMX-AK to Dakota dated March 11, 1997 (the "$3,000,000 Note") and the collateral therefor; all of Dakota's right, title and interest in and to said $3,000,000 Note, and all of the collateral therefor, having been pledged to Gerald as collateral for the Gerald Debt on March 20, 1997. All proceeds of the collateral for the $3,000,000 Note are therefore payable to Gerald regardless of the terms of said First Amendment.

         6. Notices Notices or deliveries of information from one party to another party hereunder shall be effective if in writing and if transmitted by facsimile, followed by first class mail transmission, or by courier, to the following addresses:

                  If to NMR:                c/o Rothschild Denver Inc.
                                            370 Seventeenth Street, Suite 2150
                                            Denver, Colorado 80202
                                            Attention: Mark Williamson
                                            Facsimile: (303) 607-0998

                  If to Gerald:             Gerald Metals, Inc.
                                            Six High Ridge Park
                                            Stamford, CT 069905
                                            Attention:  Susan Scoggins
                                            cc:  Treasurer
                                            Facsimile:  (203) 609-8301

Notices and deliveries of information shall be effective upon receipt, which, in the case of a facsimile transmission, shall be conclusively presumed to have occurred at the time at which an electronic confirmation of receipt is received by the sending party.

         7.       Miscellaneous.

                  a. Each party hereto represents to the other party hereto that this Agreement has been duly authorized and executed by the representing party, and is binding on and enforceable against the representing party in accordance with its terms.

                  b. This Agreement is binding upon and will inure to the benefit of the successors and assigns of the parties hereto.

                  c. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


                      [balance of page intentionally blank]

         IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

                                             Per Pro

                                             N M ROTHSCHILD & SONS LIMITED








                                             GERALD METALS, INC.


                                             By:
                                                   Name:
                                                   Title:


                                             By:_____________________
                                                   Name:________________
                                                   Title:_________________

         This Intercreditor Agreement is executed by USMX of Alaska, Inc. for purposes of confirming USMX-AK's irrevocable instruction to Gerald and agreement with Gerald and NMR that Gerald act in accordance with the provisions of Paragraph 3 hereof.

                  Date:  February    , 1998          USMX OF ALASKA, INC.
                                  ---


                                                     By:_____________________
                                                          Name:________________
                                                          Title:_______________

         This Intercreditor Agreement is executed by Dakota Mining Corporation for purposes of confirming its agreement with the provisions of Paragraph 5 hereof.

                  Date:    February    , 1998    DAKOTA MINING CORPORATION
                                    ---


                                                 By:____________________________
                                                      Name:_____________________
                                                      Title:____________________

EXHIBIT G.

                             DEMAND PROMISSORY NOTE

U.S.$1,100,000.00
Denver, Colorado
February 11,1998

         FOR VALUE RECEIVED, the undersigned, Dakota Mining Corporation, a corporation continued under the Canada Business Corporation Act ("Maker"), hereby promises to pay and deliver to the order of USMX of Alaska, Inc., an Alaska corporation ("USMXAK"), or other holder hereof (with USMXAK and any other holder hereof sometimes referred to herein as the "Holder"), on demand, in immediately available funds, the principal amount of US$1,100,000.00 loaned to Maker by USMXAK, or such lesser sum otherwise outstanding from time to time, together with interest on such outstanding principal balances at the Interest Rate as hereinafter defined. This Promissory Note evidences the loans which may be made by Holder to Maker as described in that certain Bridge Loan Agreement, Promissory Note and Security Agreement dated of even date herewith between Holder as Borrower and N M Rothschild & Sons Limited ("NMR") as Lender (the "USMXAK Bridge Loan Agreement"). Capitalized terms used herein but not defined shall have the meanings given to them in the USMXAK Bridge Loan Agreement.

         All amounts outstanding hereunder are payable on demand; if demand has not been made, all amounts outstanding hereunder are payable at such time as Maker sells all or substantially all its assets or merges with another entity.

         Maker acknowledges (a) receipt of the USMXAK Bridge Loan Agreement, (b) that this Promissory Note will be pledged to NMR as security for the loans by NMR to USMXAK pursuant to the USMXAK Bridge Loan Agreement, (c) that USMXAK shall have no obligation to make any advances to Maker except to the extent funds are actually advanced by NMR to USMXAK pursuant to the USMXAK Bridge Loan Agreement, and (d) that this Promissory Note may not be amended without the prior written consent of NMR. Without limiting, the foregoing, Maker acknowledges it has read and understands the provisions of Section 6.b to the USMXAK Bridge Loan Agreement which requires USMXAK to demand repayment of all amounts evidenced hereby if NMR demands repayment of the obligations of USMXAK to NMR pursuant to the USMXAK Bridge Loan Agreement. The Interest Rate payable hereunder shall be the "Interest Rate" as that term is defined in the USMXAK Bridge Loan Agreement.

         Maker agrees it shall use the proceeds of any advances hereunder for the purposes set forth in the USMXAK Bridge Loan Agreement and shall cooperate with USMXAK and NMR and provide such further documents and take such further acts as either may reasonably request in order to effect the intents and purposes hereof.

         Maker agrees, subject only to any limitation imposed by applicable law, to pay all expenses incurred by Holder in endeavoring to collect amounts due hereunder which are not paid when due, whether by acceleration or otherwise.

         To the maximum extent permitted by applicable law, Maker, for itself and for all endorsers or guarantors hereof, hereby waives notice, demand, presentment for payment, protest and notice of dishonor.

         This Promissory Note and the rights of Maker and any Holder hereof are governed by the laws of the State of Colorado.

         IN WITNESS WHEREOF, Maker has executed and delivered this Promissory Note on the date first above written.

                                                     DAKOTA MINING CORPORATION


                                                     By:_______________________
                                                        Allan R. Bell, President

EXHIBIT H.

                              FORBEARANCE AGREEMENT

     This Forbearance Agreement ("Agreement") made this 11th day of February, 1998 by and among Gerald Metals, Inc. ("Gerald") having a principal office at 6 High Ridge Park, Stamford, Connecticut 06905 and Dakota Mining Corporation, a federal corporation organized under the Canada Business Corporation Act ("Dakota"), Brohm Mining Corp., a South Dakota corporation ("Brohm"), Stibnite Mine Inc., a Delaware corporation ("Stibnite"), and Barrier Reef Inc., a Delaware corporation ("Barrier" and, jointly and severally with Dakota, Brohm and Stibnite, the "Borrowers"), and MinVen Gold (USA) Corporation, a Delaware corporation ("MinVen" or "Guarantor", and together with the Borrowers the "Obligors"), all with principal offices at 1560 Broadway, Suite 880, Denver, Colorado 80202.

     Reference is hereby made to the following documents by and among the Obligors, and Gerald:

     1. Amended and Restated Loan Agreement among Borrowers and Gerald dated as of the 20th day of March, 1997 (the "Loan Agreement");

     2. $7,500,000 Amended and Restated Secured Loan Note of Borrowers in favor of Gerald dated March 20, 1997 (the "Note").

     3. First Mortgage Assignment of Rents and Royalties, Security Agreement and Financing Statement (Idaho) from Stibnite and Brohm to Gerald, dated April 12, 1996 as amended March 20, 1997 (the "Idaho Mortgage").

     4. Mortgage-Collateral Real Estate from Brohm to Gerald, dated April 12, 1996 as amended March 20, 1997 (the "Gilt Edge Mortgage").

     5. Amended and Restated Security Agreements dated March 20, 1997 from Dakota, Brohm, Stibnite and Barrier to Gerald (the "Security Agreements").

     6. Amended and Restated Limited Guaranty from MinVen dated March 20, 1997 (the "Guaranty").

     7. Amended and Restated Pledge Agreement from MinVen in favor of Gerald dated March 20, 1997 and relating to all the outstanding shares of the Common Stock of Brohm, Stibnite and Barrier.

     8. Refining/Gold Purchase Contract between Borrowers and Gerald dated April 12, 1996 (the "Gold Purchase Contract").

     All those documents pertaining to the subject loan transaction including, but limited to the aforementioned documents, are collectively referred to as the

"Loan Documents". All capitalized terms used in this Agreement which are not defined herein but which are defined in or by reference in the Loan Agreement shall have the same meaning herein as therein.

     NOW, THEREFORE, the Obligors acknowledge and agree that certain Events of Default have occurred and are continuing as a result of the Borrowers' failure to comply with certain terms of the Note and the other Loan Documents. As a result of those Events of Default, Gerald has accelerated the payment in full of all of the Borrowers' obligations to Gerald under the Note, and the other Loan Documents. Obligors acknowledge and agree that Gerald has no obligation to make additional loans or otherwise extend credit to the Borrowers under the Note or otherwise. The Borrowers have now requested that Gerald forbear from taking present action to collect payment in full of Obligors' obligations to Gerald under the Loan Documents. In response to Borrowers' request, Gerald agrees to forbear from taking present action to collect payment in full Obligors' obligations to Gerald until the Forbearance Termination Date (as hereinafter defined) upon the following terms and conditions:

     1. Ratification of Existing Agreements. All of the Obligors' obligations, indebtedness and liabilities to Gerald as evidenced by or otherwise arising under the Loan Documents, except as expressly modified in this Agreement upon the terms set forth herein and therein, are, by the Obligors' execution of this Agreement ratified and confirmed in all respects by the Obligors. All of the Borrowers' obligations, indebtedness and liabilities to Gerald under the Note and the other Loan Documents are joint and several. In addition, by Obligors' execution of this Agreement, each Obligor represents and warrants that no counterclaim, right of set off or defense of any kind exists or is outstanding with respect to such obligations, indebtedness and liabilities. As of the date hereof, the aggregate principal amount of the Borrowers' joint and several obligations to Gerald under the Loan Documents is equal to $3,971,740.80, plus accrued and unpaid interest and any other cost (including legal fees) incurred under the Loan Documents or this Agreement. Obligors acknowledge that the Idaho Mortgage, the Gilt Edge Mortgage, and the Security Agreements securing
Borrowers' obligations to Gerald constitute valid liens on and security interests in the collateral described therein, and that Borrowers shall take no action to impair or invalidate the security interests and liens created thereby. Borrowers acknowledge that the Gold Purchase Contract is in full force and effect and that they have no counterclaim, right of set-off or defense of any kind with respect thereto. Borrowers agree that they shall deliver to Gerald all gold subject to the Gold Purchase Contract as produced and in accordance with the terms thereof, without hindrance or delay of any kind.

     2. Representations and Warranties. Except as previously disclosed to Gerald, to the best of the Obligors' knowledge, all of the representations and warranties made by the Obligors in the Note, Guaranty , and the Loan Documents are true and correct on the date hereof as if made on and as of the date hereof, except to the extent that any such representations and warranties related by their terms to a prior date. Dakota specifically acknowledges and agrees that pursuant to its Security Agreement, it has granted to Gerald a security interest in that certain Promissory Note dated March 11, 1997 (the "USMX Note"), in the principal amount of $3,000,000 executed by USMX, Inc. ("USMX") and USMX of Alaska, Inc. and payable to the order of Dakota, (ii) that certain MXUS Pledge Agreement, dated as of March 11, 1997, by and between Debtor, USMX and USMX of Nevada, Inc., and (iii) that certain mortgage, dated March 11, 1997, between USMX and Debtor relating to among other things, an Exploration and Option to

Purchase Agreement covering lands in Valley County Idaho (collectively, the "USMX Collateral") that such security interest constitutes a valid lien on pledge of, and security interest in the USMX Collateral, and hereby reaffirms and grants such security interest. Dakota further represents and warrants that it is the valid and lawful holder of the USMX Note, that it has not sold or granted a security interest in the USMX Note or the USMX Collateral to any party other than Gerald, that the outstanding principal balance of the USMX Note is $3,000,000, that the USMX Note matured on August 31, 1997, and has not been extended, modified or amended in any way. Dakota further represents, warrants and agrees that it will not extend, modify, waive or amend the USMX Note, or release, modify or waive any term or provision of any of the USMX Collateral without the prior written consent of Gerald, which consent may be granted or not at the absolute and unfettered discretion of Gerald.

     3. Forbearance Obligations. Subject to the satisfaction of the conditions precedent set forth below, Gerald agrees to forbear from instituting proceedings to enforce its rights and remedies under the Loan Documents until the "Forbearance Termination Date" which is defined as the earlier to occur of: (a) March 12, 1998, (b) an Event of Default under the Loan Agreement or the Loan Documents (other than those Events of Default now existing, and existing defaults not having been waived hereunder), (c) the failure of the Obligors to comply with the terms of this Agreement, (d) the initiation of any federal or state bankruptcy, insolvency or similar proceeding by (or against) any, (e) the commencement of litigation or legal proceedings by any Obligor (or any party claiming for, through or on account of any Obligor) against Gerald, (f) the failure of any Obligor to comply with any term or condition of any other agreement, document or instrument evidencing any other indebtedness owed to Gerald or N.M. Rothschild & Sons Limited ("Rothschild"), (g) or the termination by Rothschild or the default by any Obligor with respect to that certain Bridge Loan Agreement, Promissory Note and Security Agreement dated as of February 12, 1998, or (h) the commencement of litigation or legal proceedings by any person against or relating to any of Gerald's Collateral, or any material impairment of said Collateral; provided, however, that so long as none of the foregoing events have occurred, the Forbearance Termination Date may be extended by the Obligors for two (2) additional 30 day periods upon 5 days prior written notice to Gerald. Nothing in this Section 3 shall alter Borrower's obligations under
Section 7(b), or Gerald's ability to apply the sums paid thereunder to the principal of the Loan.

     Upon the termination of Gerald's forbearance obligations hereunder Gerald shall be free in its sole and absolute discretion to proceed to enforce any or all of its rights and remedies under the respect of the Note, Guaranty, the Loan Documents, the USMX Collateral and applicable law. All of Borrowers' obligations and liabilities to Gerald thereunder (including without limitation the Borrowers' payment obligations) shall survive the Forbearance Termination Date.

     4. Conditions. Gerald's forbearance obligations thereunder shall be subject to the satisfaction on or before February 12, 1998 of the following conditions precedent:

     (a) Borrowers shall have delivered to Gerald on or before February 12, 1998 all gold and silver produced by them and subject to the Gold Purchase Contract.

     (b) Reissuance of Options. On or before March 12, 1998, Dakota shall issue to Gerald 200,000 new warrants in substitution of the 200,000 existing warrants held by Gerald. Said new warrants shall (i) be for a term of five (5) years from the date hereof, (ii) contain an exercise price equal to the market value of Dakota's common shares on February 11, 1998; (iii) otherwise contain terms and conditions substantially the same as said existing warrants. Upon receipt of said new warrants, Gerald agrees to return the existing warrants for cancellation.

     5.  [Intentionally Left Blank]

     6.  Interest.

     Notwithstanding anything to the contrary set forth in the Loan Documents, the outstanding principal amount of the Loan shall bear interest after the date hereof at a rate per annum equal to the prime rate announced from time to time by the Chase Manhattan Bank plus four percent. Prior to the Forbearance Termination Date, all interest accrued on the Loan shall be added to principal at the end of each calendar month.

     7.  Covenants.

     (a) Notwithstanding anything to the contrary set forth in the Loan Documents, the Borrowers agree to pay in full, in cash, the outstanding principal amount of Obligors' indebtedness to Gerald under the Loan Documents, together with all the interest thereon and all fees and expenses of Gerald incurred in connection therewith on the earlier to occur of May 12, 1998 or (ii) the Forbearance Termination Date.

     (b) Notwithstanding anything to the contrary set forth in the Loan Documents, the Borrowers agree to apply the proceeds of all gold produced from all of the Obligors' mines (other than Illinois Creek) to the outstanding principal amount of the Loan.

     (c) To the extent that the Borrowers now posses or hereafter obtain the same, the Borrowers shall cause to be delivered to Gerald appraisals and environmental site assessments of all real property owned by the Borrowers, or by USMX, Inc. or USMX of Alaska, Inc.

     (d) Obligor shall comply and continue to comply with all of the terms, covenants and provisions contained in the Loan Documents, except as such terms, covenants and provisions are expressly modified by this Agreement upon the terms set forth herein.

     (e) Each Obligor shall at any time or from time to time execute and deliver such further instruments, and take such further action as Gerald may reasonably request, in each case further to effect the purposes of this Agreement and the Loan Documents.

     (f) Each Obligor shall take such action, or cause such action to be taken, and expend such funds, as may be necessary to preserve and protect the Collateral and their respective interests therein, including but not limited to making any and all lease or rental payments necessary to preserve and protect their respective development rights.

     8. Releases of Collateral; Restricted Payments, Dividends, etc.(a) So long as the Forbearance Termination Date has not occurred, the Borrowers or Guarantor may request that Gerald release its security interest in any item of Gerald's collateral (a "Release Request") to be sold by the Borrowers or the Guarantor in the ordinary course of business, provided that such Release Request shall be given not less than five (5) days nor more than thirty (30) days, prior to the proposed sale date. Any request for such a release shall be accompanied by a written statement from the Borrowers certified by an officer of the Borrowers, describing in reasonable detail (i) the asset to be sold, (ii) the date such sale is to be consummated, (iii) the purchase price of the asset to be sold and
(iv) the net proceeds resulting from such sale is amount. Gerald agrees that it shall not unreasonably withhold its consent to any such sale, provided that the sales price represents the fair value of the subject asset and Gerald receives One Hundred percent (100%) of all net proceeds (gross proceeds less reasonable and customary closing costs acceptable to Gerald) from such sale. Amounts retained by Gerald pursuant to this section 8 shall be applied first to repay fees and expenses owing to Gerald in respect of the Loan, then to accrued and unpaid interest on the Loan, then to principal of the Loan.

     (b) Dakota shall not pay or declare or permit to be paid or declared any dividend on shares of any class of its capital stock or make or permit to be made any other distribution (by reduction of capital or otherwise) in respect of shares of any class of its capital stock or make any other payment or distribution to or for the benefit of its stockholders (except reasonable salary payments in the ordinary course of business) or purchase o r redeem or permit to be purchased or redeemed or provide funds for the purpose of purchasing or redeeming or retiring any share of any class of its capital stock.

     9. Expenses. Obligors agree to pay to Gerald upon demand (a) an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees which may include the allocable cost of staff counsel and disbursements) incurred or sustained by Gerald in connection with the preparation of this Agreement and all related matters and (b) from time to time after the Forbearance Termination Date, any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and reasonable consulting, accounting, appraisal and other similar professional fees and expenses) hereafter incurred or sustained by Gerald in connection with the administration of credit extended by Gerald to Obligors or the preservation of or enforcement of any rights of Gerald under the Note, Guarantee, and the Loan Documents or in respect of any of the Obligors' other obligations to Gerald.

     10. Partial Payment Not Waiver. Any partial payment amounts made by Obligors or any other party on Obligors' behalf and accepted by Gerald will not constitute a waiver of any default, waiver of demand, or waiver of any other right held by Gerald under the Loan Documents or this Agreement.

     11. No Waiver. Except as otherwise expressly provided for in this Agreement, nothing in this Agreement shall extend to or affect in any way any of the Obligors' obligations or any of the rights of Gerald and remedies of Gerald arising under the Loan Documents executed in connection therewith, and Gerald shall not be deemed to have waived any or all of such rights or remedies with respect to any Event of Default or event or condition which, with notice or the lapse of time, or both would become an Event of Default under the Note,

Guarantee, or the other Loan Documents and which upon the Obligors' execution and delivery of this Agreement might otherwise exist or which might hereafter occur.

     12. Release of Gerald. By execution of this Agreement, Borrowers and Guarantor jointly and severally acknowledge and confirm that they do not have any offsets, defenses or claims against Gerald, or any of its officers, agents, directors or employees whether asserted or unasserted. To the extent that they may have offsets, defenses or claims, the Borrowers and the Guarantor and each of the their respective successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, jointly and severally release and forever discharge Gerald, it subsidiaries, affiliates, officers, directors, employees, agents, attorneys, successors and assigns, both present and former (collectively the "Gerald Affiliates") of and from any and all manner of action and actions, cause and causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted in law or in equity which against Gerald and/or Gerald Affiliates they ever had, now have or which any of the Borrowers' or Guarantor's successors, assigns, parents, subsidiaries, affiliates, predecessors, employees, agents, heirs, executors, as applicable, both present and former ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever. including without limitation, any presently existing claim or defense whether or not presently suspected, contemplated or anticipated.

     13. No Future Commitments. Borrowers and Guarantor each acknowledge their understanding that while Gerald has agreed to review a plan or plans for restructure of the existing loan to Borrowers such plans will be presented to Gerald by Borrowers and Guarantor, Gerald has not committed to enter into any such restructure. The occurrence of such restructure should not be relied upon by Borrowers or Guarantor whatsoever. In light of the above, Borrowers and Guarantor understand that during the term of this Agreement it may need to pursue refinancing of its obligations to Gerald and /or the obtaining of additional working capital in the event that on the Forbearance Termination Date, Gerald and Borrower are unable to enter into an arrangement for restructure of the obligations, the result of which if the requirement that all obligations due from Borrowers to Gerald are due and payable in full on such Forbearance Termination Date.

     14. Voluntary Agreement. Each Obligor represents and warrants that it is represented by legal counsel of their choice, are fully aware of the terms contained in this Agreement and have voluntarily and without coercion or duress of any kind, entered into this Agreement and the documents executed in connection with this Agreement.

     15. Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement will be deemed to have been given when delivered personally to the party designated to receive such notice or, on the third business day after the same is sent by certified mail, postage and charges prepaid, directed to the addresses set forth above or to such other or additional addresses as any party might designate by written notice to the other parties:

     16. Entire Agreement; Binding Affect. This Agreement constitutes the entire and final agreement among the parties and there are no agreements, understandings, warranties or representations among the parties except as set forth herein. This Agreement will inure to the benefit and bind the respective heirs, administrators, executors, representatives, successors and permitted assigns of the parties hereto.

     17. Negation of Partnership. The relationship between the Borrowers and Guarantor and Gerald is that of debtor and creditor. Nothing contained in this Agreement will be deemed to create a partnership or joint venture between Borrowers and Guarantor and Gerald, or to cause Gerald to be liable or responsible in any way for the actions, liabilities, debts, or obligations of Borrowers and Guarantor.

     18. Severability. If any clause or provision of this Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be invalid, illegal or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible, and that such added provision will be legal, valid and enforceable.

     19. Headings. All headings contained in this Agreement are for reference purposes only and are not intended to affect in any way the meaning or interpretation of this Agreement.

     20. Governing Law. This Agreement is executed and delivered in the State of New York and it is the desire and intention of the parties that it be in all respects interpreted according to the laws of the State of New York.

     21. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each of the parties and a copy thereof delivered to each party under this Agreement.

     22. Amendment. Neither this Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the parties against whom enforcement of the change, waiver, discharge or termination is sought.

     23. WAIVER OF JURY TRIAL. EACH OBLIGOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE, OR HEREAFTER HAVE, TO A TRIAL BY JURY IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE UNDERLYING TRANSACTIONS. EACH OBLIGOR CERTIFIES THAT NEITHER GERALD NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT GERALD WOULD NOT, IN THE EVENT OF ANY SUCH SUIT, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

     24. Restriction of Assignment. No right, benefit or interest hereunder may be assigned without written consent of Gerald. This Agreement shall be binding upon the Borrowers, Guarantor, their heirs, successors, assigns (as Gerald may consent to), and representatives and shall inure to the benefit of Gerald and it successors, endorsees and assigns.

                                               GERALD METALS, INC.

                                               BY:______________________


                                               DAKOTA MINING CORPORATION

                                               BY:______________________

                                               BROHM MINING CORP.

                                               BY:______________________



                                               STIBNITE MINE INC.

                                               BY:______________________



                                               BARRIER REEF, INC.

                                               BY:______________________



                                               MINVEN GOLD (USA)
                                               CORPORATION


                                               BY:______________________

EXHIBIT I.

                                    GUARANTY

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce D. H. Blattner & Sons, Inc., a Minnesota corporation (the "Contractor"), at its option at any time or from time to time to provide mining services to, or to extend other accommodations to or for the account of any of Dakota Mining Corporation's, an Canadian corporation ("DMC") now existing or hereafter arising subsidiaries (each a "DMC Sub" and collectively the "DMC Subs") including, without limitation, the DMC Subs described on Exhibit A attached hereto and incorporated herein by reference, the undersigned, DMC, hereby absolutely and unconditionally guarantee(s) to the Contractor the full and prompt payment and performance when due, whether at maturity or earlier by reason of acceleration or otherwise, of each and every debt, liability and obligation of every type which any DMC Sub may now or at any time hereafter owe to the Contractor arising under any now existing or hereafter entered into mining contract between the Contractor and such DMC Sub including without limitation the mining contracts described on Exhibit A attached hereto and incorporated herein by reference, whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several and interest accrued on any of the foregoing, both before an after the filing of a bankruptcy petition by or against the Borrower (all such debts, liabilities and obligations are herinafter collectively referred to as the "Indebtedness").

         The undersigned further acknowledges and agrees with the Contractor that:

         No act or thing need occur to establish the liability of the undersigned hereunder, and no act or thing except full payment and discharge of all Indebtedness shall in any way exonerate the undersigned or modify, reduce, limit or release the liability of the undersigned hereunder.

     This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked as to future transactions by written notice actually received by the Contractor. Such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Contractor, or as to any renewals or extensions, interest accrued and accruing on such Indebtedness and all other costs, expenses and attorneys' fees arising from such Indebtedness. The dissolution or adjudication of bankruptcy of the undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by the Contractor and only prospectively, as to future transactions, as herein set forth.

         3. The undersigned represents and warrants to the Contractor that: (a) the undersigned is a corporation duly organized and existing in good standing and has full power and authority to make and deliver this guaranty; (b) the execution, delivery and performance of this guaranty by the undersigned have been duly authorized by all necessary action of its directors and shareholders and do not and will not violate the provisions of, or constitute a default under, any presently applicable law or its articles of incorporation or bylaws or any agreement presently binding on it; (c) this guaranty has been duly executed and delivered by the authorized officers of the undersigned and constitutes its lawful, binding and legally enforceable obligation; and (d) the authorization, execution, delivery and performance of this guaranty do not require notification to, registration with, or consent or approval by, any federal, state, provincial or local regulatory body or administrative agency.

         The liability of the undersigned hereunder shall be unlimited.

         5. Notwithstanding any payment or payments made by the undersigned hereunder, the undersigned waives all rights of subrogation to any of the rights of the Contractor against each DMC Sub or any other person liable for payment of any of the Indebtedness or any collateral security held by the Contractor for the payment of the Indebtedness, and the undersigned waives all rights to seek any recourse to or contribution or reimbursement from any DMC Sub or any other person liable for payment of any of the Indebtedness in respect of payments made by the undersigned hereunder.

     The undersigned will pay or reimburse the Contractor for all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Contractor in connection with the protection, defense or enforcement of this guaranty, whether or not suite is commenced, which attorneys' fees and legal expenses shall include, but not be limited to, any attorneys' fees and legal expenses incurred in connection with any appeal of a lower court's judgment or order.

     Whether or not any existing relationship between the undersigned and any DMC Sub has been changed or ended and whether or not this guaranty has been revoked, the Contractor may, but shall not be obligated to, enter into transactions resulting in the creation or continuance of Indebtedness, without any consent or approval by the undersigned and without any notice to the undersigned. The liability of the undersigned shall not be affected or impaired by any of the following acts or things: (i) any acceptance of collateral security, guarantors, accommodation parties or sureties for any or all Indebtedness; (ii) any one or more extensions or renewals of Indebtedness (whether or not for longer than the original period) or any modification of the interest rates, maturities or other contractual terms applicable to any Indebtedness; (iii) any waiver or forbearance granted to any DMC Sub, any delay or lack of diligence in the enforcement of Indebtedness, or any failure to institute proceedings, file a claim, give any required notices or otherwise protect any Indebtedness; (iv) any full or partial release of, settlement with, or agreement not to sue, any DMC Sub or any other guarantor or other person liable in respect of any Indebtedness; (v) any discharge of any evidence of Indebtedness or the acceptance of any instrument in renewal thereof or substitution therefor; (vi) any failure to obtain collateral security (including rights of setoff) for Indebtedness, or to see to the proper or sufficient creation and perfection thereof, or to establish the priority thereof, or to protect, insure, or enforce any collateral security; or any modification, substitution, discharge, impairment, or loss of any collateral security; (vii) any foreclosure or enforcement of any collateral security; (viii) any transfer of any Indebtedness or any evidence thereof; and (ix) any order of application of any payments or credits upon Indebtedness.

     The undersigned waive(s) any and all defenses and claims of any DMC Sub, or any other obligor pertaining to Indebtedness, except the defense of discharge by payment in full. Without limiting the generality of the foregoing, the undersigned will not assert, plead or enforce against the Contractor any defense of waiver, release, discharge in bankruptcy, statute of limitations, res
judicata,  statute  of  frauds,   anti-deficiency  statute,  fraud,  incapacity,
minority, usury, illegality or unenforceability which may be available to any DMC Sub or to any other person liable for any Indebtedness. The undersigned expressly agree(s) that the undersigned shall be and remain liable for any deficiency remaining after foreclosure of any mortgage or security interest securing Indebtedness, whether or not the liability of any DMC Sub or any other obligor for such deficiency is discharged pursuant to statute or judicial decision.

     The undersigned waive(s) presentment, demand for payment, notice of dishonor or nonpayment and protest of any instrument evidencing Indebtedness. The Contractor shall not be required first to resort for payment of the Indebtedness to any DMC Sub or other persons or their properties or first to enforce, realize upon or exhaust any collateral security for indebtedness, before enforcing the guaranty.

     If any payment applied by the Contractor to Indebtedness is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of any DMC Sub or any other obligor), the Indebtedness to which such payment was applied shall for the purposes of this guaranty be deemed to have continued in existence, notwithstanding such application, and this guaranty shall be enforceable as to such Indebtedness as fully as if such application had never been made.

     The undersigned acknowledges and agrees that the Contractor (a) has not made any representations or warranties with respect to, (b) does not assume any responsibility to the undersigned for, and (c) has no duty to provide information to the undersigned regarding, the enforceablility of any of the Indebtedness or the financial condition of any DMC Sub. The undersigned has independently determined the creditworthiness of each DMC Sub and the enforceability of the Indebtedness and until the Indebtedness is paid in full will independently and without reliance on the Contractor continue to make such determinations.

     The liability of the undersigned under this guaranty is in addition to and shall be cumulative with all other liabilities of the undersigned to the Contractor as guarantor or otherwise, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

     This guaranty shall be enforceable against each entity signing this guaranty. If there be more than one signer of this guaranty or if there be more than one guarantor of the Indebtedness, all agreements and promises herein shall be construed to be joint and several with all other guarantors of the Indebtedness, whether pursuant to this guaranty or separate guaranty and shall be fully binding upon and enforceable against any or all of the undersigned and the other guarantors. This guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned and shall inure to the benefit of the Contractor and its participants, successors and assigns. Any invalidity or unenforceability of any provision or application of this guaranty shall not affect other lawful provision and application hereof, and to this end the provisions of this guaranty are declared to be severable. This guaranty may not be waived, modified, amended, terminated, released or otherwise changed except by a writing signed by the undersigned and the Contractor. This guaranty shall be governed by the substantive laws (other than the law of conflicts) of the State of Minnesota. The undersigned waive(s) notice of the Contractor's acceptance hereof.

     AT THE OPTION OF THE CONTRACTOR, THIS GUARANTY MAY BE ENFORCED IN ANY FEDERAL COURT OR MINNESOTA STATE COURT SITTING IN HENNEPIN COUNTY OR RAMSEY COUNTY, MINNESOTA; AND THE UNDERSIGNED CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT.

     Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

         IN WITNESS WHEREOF, this guaranty has been duly executed by the undersigned this 11th day of February, 1998.

                           Dakota Mining Corporation


                           By _________________________
                           Its _________________________

                           Address:  1560 Broadway
                           Suite 880
                           Denver, CO 80202
                           Fax No. _____________________